UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 12, 2021
Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2021 Annual Meeting of Stockholders. The meeting will be held virtually on Tuesday, June 22, 2021, at 10:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2021, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended January 29, 2021 and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely,

Michael S. Dell
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Dell Technologies Inc.:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Tuesday, June 22, 2021, at 10:00 a.m., Central Time. The annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2021, where you will be able to listen to the meeting live, submit questions and vote online. The annual meeting is being held for the following purposes:
1.    To elect to the Board of Directors the six nominees for Group I director and the nominee for Group IV director as specified in the accompanying proxy statement

2.    To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 28, 2022

3.    To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 26, 2021, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 10:00 a.m., Central Time, on June 22, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 22, 2021. A complete list of stockholders entitled to vote at the annual meeting will be available (1) for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682 and (2) during the annual meeting on the annual meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 29, 2021, which is our annual report to stockholders for our 2021 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
By Order of the Board of Directors

Richard J. Rothberg
Secretary

May 12, 2021

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 4 of the accompanying proxy statement.

2021 ANNUAL MEETING OF STOCKHOLDERS
___________________

PROXY STATEMENT
___________________

Annex A – Selected Definitions	A-1
Annex B – Reconciliation of Non-GAAP Financial Measures	B-1

DELL TECHNOLOGIES INC.
___________________

PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 29, 2021.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 12, 2021. On or about May 19, 2021, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.

Annual Meeting of Stockholders

● Date:	Tuesday, June 22, 2021
● Time:	10:00 a.m., Central Time
● Record Date:	April 26, 2021
● Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2021, where you will be able to listen to the meeting live, submit questions and vote online.
● Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Call the number on
your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
			Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.	See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs..
Meeting Proposals and Voting Recommendations

Meeting Proposals	Board Recommendation	Page
Election of the six nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	14
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2022	FOR	32
Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	34
Of the seven director nominees, six nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series. The holders of the shares of all outstanding series of our common stock will vote together as a single class on the other proposals and any other business that properly comes before the stockholders for a vote at the meeting.
Election of Director Nominees (Proposal 1)
The Board of Directors is asking all holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on April 26, 2021 to vote “FOR” the election of each of the six Group I director nominees listed below, as described below under “Proposal 1 – Election of Directors.” The Board of Directors is also asking holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below, as also described below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.
Each Group I director nominee currently serves as a member of the Board of Directors as a Group I director. The Group IV director nominee currently serves as a member of the Board of Directors as a Group IV director. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership
Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	56	2013		● Nominating and Governance (Chair)

David W. Dorman	I	67	2016	✓	● Audit
Founding Partner of Centerview Capital Technology					● Nominating and Governance
Egon Durban Co-CEO of Silver Lake	I	47	2013		● Nominating and Governance
William D. Green	I	67	2016	✓	● Audit (Chair)
Former Chairman of Accenture plc
Ellen J. Kullman	IV	65	2016	✓	● Audit
President and Chief Executive Officer of Carbon, Inc.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership
Simon Patterson	I	48	2013
Managing Director of Silver Lake
Lynn M. Vojvodich	I	53	2019	✓
Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending January 28, 2022. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended January 29, 2021 and our fiscal year ended January 31, 2020 are summarized under “Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.”
Say-on-Pay Vote (Proposal 3)
The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 37. The Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.
Stockholder Proposals for 2022 Annual Meeting of Stockholders
•Deadline for stockholder proposals to be included in our 2022 proxy statement: January 19, 2022

•Deadline for proposed business and nominations for director that will not be included in our 2022 proxy statement: February 22, 2022 – March 24, 2022
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on Tuesday, June 22, 2021:

The accompanying notice of Annual Meeting of Stockholders, proxy statement, form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended January 29, 2021 are available electronically on our website at http://investors.delltechnologies.com under the
News & Events – Upcoming Events section and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.
Q:    Why am I receiving these materials?
A:    You are receiving these materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2021 Annual Meeting of Stockholders, which will take place on Tuesday, June 22, 2021, at 10:00 a.m., Central Time. As a stockholder as of the close of business on April 26, 2021, which is the record date fixed by the Board of Directors, you are invited to attend the online annual meeting and are entitled and urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.
Q:    What information is contained in these materials?
A:    These materials include
•our notice of the annual meeting of stockholders;

•our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other important information; and

•our annual report on Form 10-K for our fiscal year ended January 29, 2021, or Fiscal 2021, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card or voting instruction form.
Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:    Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:    As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the annual meeting.
Q:    Why did some stockholders not receive a Notice in the mail?
A:    Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:    How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?
A:    The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2021, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.
A paper or e-mail copy of the materials may be requested (free of charge) using one of the methods described in the Notice.

Q:    What proposals will be voted on at the annual meeting?
A:    Stockholders will vote on three proposals at the annual meeting:
•Proposal 1 – To elect to the Board of Directors the six Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 28, 2022

•Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

Q:    How does the Board of Directors recommend that I vote on these proposals?
A:    The Board of Directors unanimously recommends that you vote your shares:
•“FOR” the election of the six Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 28, 2022, as described in Proposal 2

•“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

Q:    Who is entitled to vote at the annual meeting?
A:    Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on April 26, 2021, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2 and 3. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2021 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:    What constitutes a quorum for the annual meeting?
A:    To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting. With respect to the election of the Group IV director, a majority of the outstanding shares of Class C common stock must be present in person or proxy at the annual meeting for a quorum to be present.
Q:    How many shares may be voted at the annual meeting?
A:    As of the record date for the annual meeting, an aggregate of 763,679,285 shares of Dell Technologies common stock are outstanding and entitled to vote at the meeting.
Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•Class A common stock, of which 384,416,886 shares are outstanding as of the record date

•Class B common stock, of which 101,685,217 shares are outstanding as of the record date

•Class C common stock, of which 277,577,182 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange, or the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.
Q:    What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?
A:    You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.
•Each share of Class A common stock is entitled to ten votes per share.

•Each share of Class B common stock is entitled to ten votes per share.

•Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class on the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2 and 3, as well as on any other business that properly comes before the stockholders for a vote at the annual meeting. Holders of our Class C common stock will vote separately as a series on the election of the Group IV director nominee in accordance with Proposal 1.
The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	74.8%
Class B	19.8%
Class C	5.4%
Q:    May I attend the annual meeting? What do I need in order to attend the meeting?
A:    The annual meeting will be conducted completely online via the internet. Stockholders may attend the meeting live, submit questions and vote by visiting www.virtualshareholdermeeting.com/DELL2021. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.
We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on June 22, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 22, 2021.

Q:    Why is the annual meeting a virtual, online meeting?
A:    By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.
Q:    What is the difference between a “stockholder of record” and a “beneficial owner”?
A:    Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:
•Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Dell Technologies, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:    How may I vote my shares at the virtual annual meeting?
A:    If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2021 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.
We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on June 22, 2021. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 22, 2021.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.
Q:    How may I vote my shares without attending the annual meeting?
A:    Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the annual meeting by the method or methods described below:
•If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:    What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?
A:    If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Monday, June 21, 2021.
If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:    May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?
A:    Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).
•Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

•signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 21, 2021;

•providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary; or

•voting your shares online at the annual meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.
•Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•submitting new voting instructions in the manner stated in the voting instruction form; or

•voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:    How do I elect to receive future proxy materials electronically?
A:    If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Q:    What does it mean if I receive more than one proxy card or voting instruction form?
A:    If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:    How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?
A:    The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.
•Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

•“FOR” the election of each nominee for Group I director and the nominee for Group IV director as described in Proposal 1

•“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

•“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.
•Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 28, 2022) is the only proposal to be acted on at the annual meeting that will be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine.” The non-routine proposals for the annual meeting consist of Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1 and 3) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes).

Q:    What vote is required to approve each of the proposals?
A:    The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes
Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No
Q:    What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?
A:    If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

•Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1 or 3. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the proposal, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered routine. A nominee, however, is not entitled to vote the shares it holds for a beneficial owner on any non-routine proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on, or your nominee abstains with respect to, Proposal 2, your shares will constitute broker non-votes with respect to Proposals 1 and 3, because these are non-routine proposals.

Q:    How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?
A:    Our principal stockholders have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.
As indicated above, each share of Class A common stock is entitled to ten votes, each share of Class B common stock is entitled to ten votes and each share of Class C common is entitled to one vote. As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 51.0% of the outstanding shares of our common stock, including approximately 99.8% of the outstanding Class A common stock, representing approximately 74.8% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of such Class A common stock, the MD stockholders generally have the ability to approve any matter submitted to the vote of all of the outstanding shares of our common stock, voting together as a single class. As a result, the MD stockholders have the ability:

•to elect the directors nominated for election as Group I directors at the annual meeting; and

•to determine the outcome of Proposals 2 and 3.

As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake and the other SLP stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 13.3% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 19.8% of the total voting power of the outstanding shares of all outstanding series of common stock.
Under their respective stockholders agreements with Dell Technologies described in this proxy statement, each of the MD stockholders and the SLP stockholders are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders.

Q:    What happens if additional matters are presented at the annual meeting?
A:    If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.
Q:    Who will count the votes?
A:    Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.
Q:    Where can I find the voting results of the annual meeting?
A:    Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.
Q:    Who will bear the cost of soliciting votes for the annual meeting?
A:    Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.
Q:    Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?
A:    Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2021 are available without exhibits on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2021 are available with exhibits on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.
Q:    How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2022 annual meeting of stockholders or for consideration at the 2022 annual meeting of stockholders, and what are the deadlines?
A:    For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2022 annual meeting of stockholders or for consideration at the 2022 annual meeting of stockholders without inclusion in our proxy materials, and for the specification of the applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”
Q:    What is “householding” and how does it affect me?
A:    For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”
Q:    What is the address of Dell Technologies’ principal executive offices?
A:    The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.
Q:    Who can help answer my other questions or help me if I need other assistance?
A:    If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our stockholders are being asked to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, William D. Green, Simon Patterson and Lynn M. Vojvodich to the Board of Directors as Group I directors, and for the election of Ellen J. Kullman to the Board of Directors as the Group IV director. Each director nominee is currently serving as a member of our Board of Directors.
Each of the six Group I director nominees was elected to the Board of Directors at the 2020 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board of Directors at the 2020 annual meeting of stockholders and is currently serving as a Group IV director.

Class C Vote for Group IV Director
Holders of the Class C common stock, voting separately as a series, will elect the Group IV director. We added this voting provision to our certificate of incorporation in connection with the transaction, which we refer to as the Class V transaction, that we completed on December 28, 2018. In the Class V transaction, we paid $14 billion of cash and issued 149,387,617 shares of our Class C common stock, which was newly listed on the NYSE, in exchange for all outstanding shares of our Class V common stock. In connection with that transaction, we agreed to implement certain enhancements to our corporate governance that include the right of our Class C stockholders to vote for a director independently from the holders of our other outstanding series of common stock.
On the recommendation of the Nominating and Governance Committee, the Board of Directors has unanimously nominated Ellen J. Kullman for election as the Group IV director because of the perspective she brings to corporate governance from her extensive experience as a senior executive, including as a chief executive officer, and her board and committee service as an independent director of Dell Technologies and other major public companies.

Director Groups

The Board of Directors is currently composed of seven members, six of whom are Group I directors and one of whom is a Group IV director under the terms of our organizational documents.
Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as a Group IV director.

Elections of the members of the Board of Directors are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.

Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. The Group IV director is elected annually by the holders of Class C common stock, voting separately as a series.

Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below entered into in connection with the Class V transaction referred to above.
Stockholder Rights to Nominate Directors – Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement), and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.
Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board of Directors as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Patterson and Ms. Vojvodich have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.
The SLP Stockholders Agreement provides that, so long as the MD stockholders and the MSD Partners stockholders (as defined in Annex A to this proxy statement) beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, the SLP stockholders will use their reasonable best efforts to expand the size of the Board of Directors to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.

Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director.

Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the

MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.
Director Nominees

The Board of Directors has nominated six members currently serving as Group I directors for election as Group I directors at the annual meeting, and one member currently serving as a Group IV director for election as the Group IV director at the annual meeting. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board of Directors, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws, or to leave unfilled the resulting vacancy on the Board.

Biographical and qualification information about each of the nominees is included under “– Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Director Qualifications and Information

Director Qualifications – The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to assess the skills and experiences of director candidates to propose for nomination those individuals that the committee believes will exercise effective oversight of Dell Technologies’ strategic initiatives. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ current and future business:
•Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee.

•Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•International Experience – Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•Diversity of Background – A current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. While the Board of Directors has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity.

Director Matrix – The Board of Directors evaluates, selects and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board of Directors considers important.

Name	Chief Executive Officer Experience	Public Company Board Experience	Financial Literacy	Audit Committee Financial Expert	Technology Industry Experience	Global Mindset, Emerging Markets, Operational Experience	Diverse
Michael S. Dell	X	X	X		X	X
David W. Dorman	X	X	X	X	X	X
Egon Durban		X	X		X	X
William D. Green	X	X	X	X	X	X
Ellen J. Kullman	X	X	X	X	X	X	X
Simon Patterson		X	X		X	X
Lynn M. Vojvodich		X	X		X	X	X

Set forth below is biographical information, as of May 1, 2021, about the persons whom the Board of Directors has nominated for election at the annual meeting and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

Michael S. Dell Group I Director Age: 56 Director since October 2013 Board committees: ● Nominating and Governance (Chair)	Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. Mr. Dell serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and as a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company, and Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions. VMware, Inc. and SecureWorks Corp. are public majority-owned subsidiaries of Dell Technologies. Mr. Dell was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019.

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his deep technology industry experience.

David W. Dorman Group I Director Age: 67 Director since September 2016 Board committees: ● Audit ● Nominating and Governance	Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, since May 2011, as a director of CVS Health Corporation since March 2006, and as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018. He also serves as a director of PayPal Holdings, Inc., a digital payments system operator. Mr. Dorman became a board member of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, in July 2006, served as Non-Executive Chairman of the Board of that company from May 2008 to May 2011, and served as its Lead Director until his retirement from his board position in May 2015. He served as a director of SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and global provider of intelligence-driven information security solutions, from April 2016 to September 2016, and a director of eBay Inc., an e-commerce company, from May 2014 until July 2015, when he joined the board of directors of PayPal Holdings, Inc. upon its separation from eBay Inc. Mr. Dorman was a board member of Yum! Brands, Inc., a fast-food restaurant company, from January 2005 until May 2017. Mr. Dorman was a member of the board of directors of Expanse, Inc. (formerly Qadium) until December 10, 2020 following its merger with Palo Alto Networks. He served on the Georgia Tech Foundation board of trustees for 12 years.

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning gained through his experience as a principal and founder of Centerview and as Chief Executive Officer of AT&T, and because of his extensive public company board and committee experience.

Egon Durban Group I Director Age: 47 Director since October 2013 Board committees: ● Nominating and Governance	Mr. Durban has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, Qualtrics International Inc., a leader in customer experience management platform software, Twitter, Inc., a social networking service, Unity Software Inc., a company that provides a real-time development platform, Endeavor Group Holdings, Inc., an entertainment, sports and content company, where he is Chairman of the board of directors, and VMware, Inc., a cloud infrastructure and digital workspace technology company. VMware, Inc. is a public majority owned subsidiary of Dell Technologies. Previously, Mr. Durban served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, from 2011 to 2016, SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and a global provider of intelligence driven information security solutions, from 2015 to May 2020 and Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019. Mr. Durban currently serves on the Business Council and the Business Roundtable. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

The Board selected Mr. Durban to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and experience in global strategic leadership and management of multiple companies.

William D. Green Group I Director Age: 67 Director since September 2016 Board committees: ● Audit (Chair)	Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. He served on the leadership and compensation committee, the audit committee, and the mergers and acquisitions committee of the EMC board of directors. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 until February 2019. Mr. Green serves as a director of GTY Technology Holdings Inc., where he has been Chairman of the board of directors since March 2020 and also serves on the board’s audit committee. Mr. Green is also a member of the boards of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data, where he serves on the board’s compensation and leadership development committee, executive committee and nominating and corporate governance committee, and of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, where he serves on the board’s compensation committee, nominating and corporate governance committee and security and compliance committee. Mr. Green was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from August 2015 until it merged with VMware, Inc. in December 2019.

The Board selected Mr. Green to serve as a director because of his leadership and operating experience as the former Chairman and CEO of Accenture plc, deep understanding of the information technology industry and broad international business expertise.

Ellen J. Kullman Group IV Director Age: 65 Director since September 2016 Board committees: ● Audit	Mrs. Kullman has served as President and Chief Executive Officer of Carbon, Inc., a 3D printing company, since November 2019, and as a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as Executive Vice President of DuPont. Before her service in that position, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She has served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mrs. Kullman was a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, from 2011 until April 2020. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience as the former Chair and CEO of DuPont, her extensive experience with technology and product development, and her experience implementing business strategy around the world. The Board also considered Mrs. Kullman’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Simon Patterson Group I Director Age: 48 Director since October 2013 No Board committees	Mr. Patterson has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake, a global technology investment firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the board of directors of Tesco plc, a multinational grocery and general merchandise retailer. He also serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge. Previously, he served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, and N Brown Group plc, a digital fashion retailer.

The Board selected Mr. Patterson to serve as a director because of his extensive knowledge of and experience in finance, technology and global operations.

Lynn M. Vojvodich Group I Director Age: 53 Director since April 2019 No Board committees	Ms. Vojvodich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, the world’s fourth largest enterprise software company and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (before its acquisition by Oracle Corporation) and Terracotta Inc. (before its acquisition by Software AG). Ms. Vojvodich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, and Ford Motor Company.

The Board selected Ms. Vojvodich to serve as a director because of her leadership and operating experience in multiple roles, deep understanding of the software industry and broad international business expertise. The Board also considered Ms. Vojvodich’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Corporate Governance

Corporate Governance Enhancements – Since Dell Technologies’ return to the public markets through the Class V transaction in December 2018, the Board of Directors has continued seeking to enhance the Company’s corporate governance as informed by stockholder feedback. In connection with this effort, the Board has established a Nominating and Governance Committee, approved the constitution of a majority independent Board, provided for the Group IV director’s annual election solely by the holders of the Class C common stock, and dissolved its Executive Committee. The Board continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s focus on long-term value creation for stockholders.

Stockholder Engagement – Dell Technologies has established a robust stockholder engagement program which has been enhanced over the past two years. The Company’s engagement team contacted holders representing more than 60% of our Class C common stock and engaged with holders representing almost 50% of the Class C common stock regarding both the 2019 and 2020 annual meetings. Topics discussed with our stockholders included recent performance, long-term strategy, corporate governance, Board composition, executive compensation, the COVID-19 response, human capital management, corporate responsibility, and diversity and inclusion.

Corporate Responsibility – At Dell Technologies, we are a diverse team with unique perspectives and are united in our purpose, vision, strategy, and culture. We are unwavering in our commitment to equality, trust and advocacy for one another and are motivated by the power of technology to drive human progress. Through our people, our reach, the depth and breadth of our technology capabilities and our aggressive social impact and sustainability initiatives, we strive to create a positive and lasting impact.

We take our opportunity and responsibility seriously, making effective governance and transparency an essential part of our Environmental, Social, Governance, or ESG, strategy. Our Board of Directors oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. In Fiscal 2021, we instituted a governance framework that includes the formation of management committees tasked with overseeing our ESG strategy and progress as well as reporting to the Board of Directors on ESG matters. In order to ensure an integrated perspective and approach to ESG, these management committees are composed of members from various teams across the Company, including representatives from the following functions: sustainability, diversity and inclusion, human resources, giving and social innovation, ethics and privacy, supply chain, corporate affairs, government affairs, audit, legal, risk management, investor relations, accounting, and security. Together, these governance bodies develop, manage and measure our ESG strategy and performance.

We are committed to transparency in our effort to drive human progress, and we regularly evaluate the quality and effectiveness of our social impact reporting based on feedback from our stockholders and other stakeholders as well as conduct a review of other external reporting frameworks. We publish detailed, three-year performance trends on key metrics in various reports, including our annual Progress Made Real and Diversity and Inclusion reports, on the Social Impact page of our website. This reporting promotes accountability and allows our stakeholders to follow our progress in achieving our goals. We complement this information with an online index to the Global Reporting Initiative’s Standards.

In November 2019, Dell Technologies launched its Social Impact Plan for 2030, or 2030 Plan, establishing our ESG goals, including several ambitious, quantifiable “moonshots,” with a focus on four critical areas: advancing sustainability, cultivating inclusion, transforming lives around the world and an enduring commitment to upholding ethics and privacy.

•    Advancing Sustainability – We work closely with our customers, suppliers and communities to protect and enrich our planet. It is a core part of our business, and we embed sustainability and ethical practices in all we do, to be accountable for our actions while driving improvements wherever possible. Most recently, we announced our new goals for net zero greenhouse gas emissions by the year 2050.

•    Cultivating Inclusion – We strive to create a workplace where everyone, from any background, can be their best and do their best work. We champion inclusion within our company and work to close the diversity gap to meet future talent needs. Diversity and inclusion is a business imperative enabling us to attract, develop, retain and advance top talent that is reflective of the customers and communities we serve. In Fiscal 2021, we championed inclusive policies that support a diverse workforce, women, members of the LGBTQ+ community, people with different abilities and other underrepresented groups. Our initiatives include our Autism Hiring Program through which we provide career readiness training and possible career opportunities for neurodivergent job seekers. Additionally, we instituted a talent acquisition policy aimed at ensuring that at least one candidate from an underrepresented ethnicity or gender is included in external candidate interview slates, including at the executive officer level, and actively engaged with our stockholders on raising public awareness of such initiatives.

•    Transforming Lives – There are limitless possibilities when we apply our people, scale, technology and partnerships to solve complex societal challenges. We leverage the power of technology to enable a future that is capable of fully realizing human potential. For example, to address the digital divide that was exacerbated by the COVID-19 pandemic, we have partnered with state and local governments as well as public and private-sector companies to enable learning and working from home by providing connectivity, devices, digital literacy and community support.

•    Upholding Ethics and Privacy – Ethics and privacy play a critical role in establishing a strong foundation for ESG leadership. In this time of rapid innovation, big data, an evolving regulatory environment and increasing expectations from our customers, team members and communities, we are committed to continuing to lead in ethics and privacy. Our constant push for higher ethics and privacy standards will be a guidepost for our ESG work. In Fiscal 2021, we launched our privacy trust center for registered Dell My Account users to be able to easily manage their data. This self-service center allows users to access and delete their data and deactivate and re-activate their My Account when they no longer want to access their data.

For more information on our commitment to corporate ESG and our reporting on material indicators from across our business, and for more information on our 2030 Plan and our progress, please consult our annual report on Form 10-K for Fiscal 2021 as well as the various reports, including our annual Progress Made Real and Diversity and Inclusion reports, on the Social Impact page of our website.

Corporate Governance Principles – The Board of Directors is committed to achieving business success and increasing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.
Controlled Company Status – Dell Technologies’ Class C common stock is listed on the NYSE under the ticker symbol “DELL.” As a result, Dell Technologies is subject to governance requirements under NYSE rules.
Dell Technologies is a “controlled company” under NYSE corporate governance standards. As a result, it qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below. Notwithstanding its eligibility for the exemption from these requirements, Dell Technologies currently has a majority of independent directors serving on the Board of Directors. Dell Technologies has elected not to maintain a compensation committee or a nominating/corporate governance committee that is composed entirely of independent directors.
The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Dell Technologies is a controlled company on the basis of Mr. Dell’s beneficial ownership of shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods.

We are not required to maintain compliance with the director independence requirements of the NYSE rules applicable to a listed company that is not a controlled company, including the requirement to have a board that is composed of a majority of independent directors. We may choose to change our Board composition in the future to manage this aspect of our corporate governance in accordance with the controlled company exemption.
Director Independence – The Board of Directors has affirmatively determined that Messrs. Dorman and Green, Mrs. Kullman and Ms. Vojvodich, constituting four of our seven directors, are independent under NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.
Board Leadership – The Dell Technologies bylaws provide that the Chairman of the Board will preside at all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.
The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and, as discussed further below, the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is therefore in a position to elevate the most critical business issues for consideration by the Board’s independent directors. Additionally, Mr. Dell is best positioned to oversee the execution of strategy across each of the Company’s businesses to optimize long-term stockholder value creation for Dell Technologies’ stockholders.

Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

•All members of the Audit Committee are independent directors. The chair of the Audit Committee has and exercises authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

Board Committees – The Board of Directors maintains two standing committees, which consist of the Audit Committee and the Nominating and Governance Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.
Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to specified exceptions. Mr. Dell serves as a member of the Nominating and Governance Committee as the MD stockholders’ nominee, and Mr. Durban serves as a member of that committee as the SLP stockholders’ nominee.

The following table shows, as of April 26, 2021, the members of the Board of Directors and the committees on which each director serves and indicates the directors determined by the Board of Directors to be independent under NYSE rules and our Corporate Governance Principles. Each committee member shown in the table served on the applicable committee for all of Fiscal 2021.

	Audit Committee	Nominating and Governance Committee	Independent
Michael S. Dell		Chair
David W. Dorman	✓	✓	✓
Egon Durban		✓
William D. Green	Chair		✓
Ellen J. Kullman	✓		✓
Simon Patterson
Lynn M. Vojvodich			✓

As discussed above under “– Controlled Company Status,” Dell has elected under the controlled company exemptions from certain corporate governance requirements under NYSE rules not to constitute the Nominating and Governance Committee solely with members who qualify as independent directors under such rules.

In September 2020, the Board of Directors dissolved its Executive Committee, which had been composed of Mr. Dell as the designee of the MD stockholders and Mr. Durban as the designee of the SLP stockholders. The Executive Committee had been delegated the Board’s power and authority, among other matters and subject to specified limits, to review and approve, with respect to Dell Technologies and its subsidiaries, acquisitions and dispositions, the annual budget and business plan, the incurrence of indebtedness, entry into material commercial agreements, joint ventures and strategic alliances, and the commencement and settlement of material litigation. Following the dissolution of the Executive Committee, such matters are subject to the oversight of the full Board. In addition, through April 1, 2019, the Executive Committee had acted as the compensation committee of the Board of Directors. The Nominating and Governance Committee currently acts as the compensation committee of the Board.

Descriptions of the primary responsibilities of each committee are set forth below.
Audit Committee
The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board of Directors. Under NYSE rules, the membership of the Audit Committee is required to consist solely of no fewer than three directors who are qualified as independent directors as described above. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that each member is an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee’s primary responsibilities include, among other matters:

•appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•assessing the independence and performance of the independent registered public accounting firm;

•reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•reviewing Dell Technologies’ policies on risk assessment and risk management;

•reviewing and, if appropriate, approving or ratifying transactions with related persons;

•obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Nominating and Governance Committee
The Nominating and Governance Committee’s primary responsibilities include, among other matters:
•identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;

•making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•reviewing the Board committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;

•reviewing our Corporate Governance Principles at least annually and recommending any changes to such principles to the Board of Directors; and

•periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

In addition, the Nominating and Governance Committee acts as the compensation committee of the Board, in which capacity it has the following responsibilities, among others:
•approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•approving the forms of compensation to be provided to each executive officer and non-employee director;

•approving recommendations with respect to compensation guidelines for all other employees;

•evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•acting as administrator of our equity-based and other compensation plans;

•reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Nominating and Governance Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.

In addition, the Nominating and Governance Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Nominating and Governance Committee may revoke any delegation of authority at any time. Any executive officer to whom the Nominating and Governance Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any grants made. The Nominating and Governance Committee has delegated to our Chief Human Resources Officer the authority to offer awards under the Dell Technologies Inc. 2013 Stock Incentive Plan to eligible employees who are not directors or executive officers.

For a discussion of the process by which the Nominating and Governance Committee evaluated and determined executive officer compensation for Fiscal 2021, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”

Use of Compensation Consultant – During Fiscal 2021, our management retained the services of Mercer (US) Inc., or Mercer, an external compensation consultant. Mercer provided advice to management on the design of compensation programs for our directors, executive officers and other employees for the fiscal year ending January 28, 2022, or Fiscal 2022, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.26 million.
During Fiscal 2021, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2021 (excluding services provided as compensation consultant as discussed above) were $19.7 million.
The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.

Compensation Committee Interlocks and Insider Participation – The Nominating and Governance Committee, which is composed of Messrs. Dell, Dorman and Durban, functions as the compensation committee. Mr. Dell is our Chief Executive Officer. During Fiscal 2021, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Nominating and Governance Committee. For information concerning transactions among each of Messrs. Dell and Durban and their associated related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Additional Information – Certain Relationships and Related Transactions.”
Board Risk Oversight – The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and provides guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.

The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•The Audit Committee:

◦maintains responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes;

◦reviews and discusses significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks with management, the independent registered public accounting firm and the Senior Vice President of Corporate Audit;
◦maintains responsibility for discussing the policies and guidelines that govern compliance risk assessment and management;

◦maintains responsibility for reviewing and assessing, along with management, Dell Technologies’ major information technology risk exposures (including cybersecurity risk exposures) and risk monitoring and mitigation measures; and

◦meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Senior Vice President of Corporate Audit, the Senior Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•The Nominating and Governance Committee:

◦monitors the risks associated with succession planning and development as well as compensation plans and arrangements; and

◦evaluates the effect that our compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.
While the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk. An Executive Risk Steering Committee, which is composed of members of management, exercises oversight with respect to the various risk assessment and monitoring and controls processes across the Company. The Committee’s oversight includes an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process and approved quality standards.

Meetings and Attendance – In Fiscal 2021, the full Board of Directors met five times, the Audit Committee met eight times and the Nominating and Governance Committee met four times. The Executive Committee did not meet in Fiscal 2021 before its dissolution by the Board of Directors in September 2020, acting instead by written consent.
In Fiscal 2021, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.
Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. Five of the seven members of the Board of Directors attended last year’s annual meeting held on June 29, 2020.

Communications with Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send such a communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership – Contact the Board section.
In addition, any person who has a concern about Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. For Fiscal 2021, our compensation program for independent directors included the following elements:
•an annual cash retainer with a value of $100,000;

•an annual equity retainer with a value of $225,000 payable in the form of restricted stock units that settle in shares of Class C common stock; and

•an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee.

Directors may elect to receive all or a portion of each of the annual cash retainer and the cash retainer for service as Audit Committee chair, as applicable, in the form of cash, deferred stock units that settle in shares of Class C common stock or vested shares of Class C common stock, or a combination of the foregoing.
An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer for the director’s initial year of service on the Board of Directors.

All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the last annual meeting of stockholders, except that (1) the initial equity retainer awards formerly granted to directors on their initial election or appointment vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
We also provide our independent directors with liability insurance coverage for their activities as directors. Our certificate of incorporation and bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.

The following table sets forth the compensation granted or paid to our independent directors for Fiscal 2021.
Fiscal 2021 Director Compensation

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) ($)	Option awards (3) ($)	Total ($)
David W. Dorman	100,000	224,960	—	324,960
William D. Green	125,000	224,960	—	349,960
Ellen J. Kullman	100,000	224,894	—	324,894
Lynn M. Vojvodich	100,000	224,960	—	324,960
_____________
(1)    Each of Mr. Green and Ms. Vojvodich elected to receive 100% of the annual cash retainer in the form of vested shares of Class C common stock and Mr. Green elected to receive 100% of the cash committee chair retainer to which such director was entitled in the form of vested shares of Class C common stock. Each of Mr. Dorman and Mrs. Kullman elected to receive 25% and 75% of the annual cash retainer in the form of vested shares of Class C common stock and deferred stock units that settle in shares of Class C common stock, respectively. For service in Fiscal 2021, Mr. Green received an aggregate of 1,901 vested shares of Class C common stock, Ms. Vojvodich received an aggregate of 1,521 vested shares of Class C common stock and each of Mr. Dorman and Mrs. Kullman received an aggregate of 380 vested shares of Class C common stock and 1,141 deferred stock units that settle in shares of Class C common stock, in each case determined by dividing the applicable portion of the aggregate retainer amounts by the closing price of the Class C common stock as reported on the NYSE on September 25, 2020.
(2)    Stock awards were made in the form of restricted stock units that settle in shares of Class C common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units that settle in shares of Class C common stock. For the annual equity retainer, Mrs. Kullman elected to receive 75% of the award of restricted stock units in the form of deferred stock units. For service in Fiscal 2021, (a) each of Messrs. Dorman and Green and Ms. Vojvodich was awarded an aggregate of 3,423 restricted stock units that settle in shares of Class C common stock and (b) Mrs. Kullman was awarded an aggregate of 855 restricted stock units that settle in shares of Class C common stock and 2,567 deferred stock units that settle in shares of Class C common stock (together with the deferred stock units set forth in note 1, Mrs. Kullman received a total of 3,708 deferred stock units for Fiscal 2021). The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the (i) restricted stock units awarded to each of Messrs. Dorman and Green and Ms. Vojvodich was $224,960 and to Mrs. Kullman was $56,191 and (ii) deferred stock units awarded to Mrs. Kullman was $168,703, in each case determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by the closing price of the Class C common stock as reported on the NYSE on September 25, 2020. As of January 29, 2021, (A) each of Messrs. Dorman and Green and Ms. Vojvodich held an aggregate of 3,423 outstanding restricted stock units and Mrs. Kullman held an aggregate of 855 outstanding restricted stock units and (B) Mr. Dorman held an aggregate of 8,256 outstanding deferred stock units and Mrs. Kullman held an aggregate of 19,609 outstanding deferred stock units.
(3)    As of January 29, 2021, each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 138,584 outstanding options and Ms. Vojvodich held an aggregate of 42,783 outstanding options.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2022.
PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2022.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2021 and the fiscal year ended January 30, 2020, or Fiscal 2020.
Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2021	Fiscal 2020
Audit Fees(a)	$26.0	$26.8
Audit-Related Fees(b)	1.5	7.6
Tax Fees(c)	0.8	0.9
All Other Fees(d)	0.4	0.4
Total	$28.7	$35.7
___________
(a)    This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.
(b)    This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews, phased audit procedures of pre-adoption accounting documentation, carve-out audit work, and accounting research.
(c)    This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.
(d)    This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees primarily incurred for training presentations recognized for qualifications conferred by the Association of Chartered Certified Accountants and the Chartered Institute of Management Accountants,

assessment of contract compliance by third-party vendors, and benchmarking services related to research and development activities.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2022, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority must be communicated to the full Audit Committee.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 37.
The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.
As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Nominating and Governance Committee, which acted as the Board’s compensation committee for purposes of executive compensation determinations for Fiscal 2021, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.
The Board of Directors encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2021 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Nominating and Governance Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.
In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Nominating and Governance Committee or the Board of Directors. Although the vote is advisory in nature and non-binding, the Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (3)
Equity compensation plans approved by security holders	38,172,237	$15.87	31,650,562
Equity compensation plans not approved by security holders	4,367	$13.98	—(4)
Total:	38,176,604	$15.87	31,650,562
__________
(1)    The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2021, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the Stock Incentive Plan, and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class C common stock that were issuable upon the exercise of outstanding time-based options granted under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 2,265,591 time-based options to purchase Class C common stock, 3,369,103 performance-based options to purchase Class C common stock, 27,793,789 time-based RSUs that may be settled in Class C common stock, 4,715,889 performance-based RSUs that may be settled in Class C common stock and 27,865 time-based deferred stock units that may be settled in Class C common stock. The number of securities to be issued under the equity compensation plan not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 4,367 time-based options to purchase Class C common stock.
(2)    Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or deferred stock units, as RSUs and deferred stock units have no exercise price.
(3)    The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units, and other types of equity awards authorized under the Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the Stock Incentive Plan (subject to adjustment under the terms of the plan) is 110,500,000, which may be issued in the form of any such award.
(4)    As of the end of Fiscal 2021, no shares remained available for future awards under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan.

COMPENSATION COMMITTEE REPORT

The Nominating and Governance Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors for the fiscal year ended January 29, 2021, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended January 29, 2021.

NOMINATING AND GOVERNANCE COMMITTEE

Michael S. Dell, Chair David W. Dorman Egon Durban

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles, and the compensation in effect during Fiscal 2021 for our named executive officers.

Dell Technologies’ compensation programs are designed to attract, reward and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy that rewards our named executive officers and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive Company and individual performance and promote this alignment.

Named Executive Officers

The named executive officers are as follows:

Name	Title
Michael S. Dell	Chairman and Chief Executive Officer
Thomas W. Sweet	Chief Financial Officer
Jeffrey W. Clarke	Chief Operating Officer and Vice Chairman
Richard J. Rothberg	General Counsel
William F. Scannell	President, Global Sales and Customer Operations

Highlights of Fiscal 2021 Performance
During Fiscal 2021, Dell Technologies played a central role in helping our customers keep our society, our economy, and our lives moving forward. We delivered strong financial results in Fiscal 2021 despite the challenging environment by leveraging the depth and breadth of our portfolio and executing with discipline, speed and precision.

Our full-year financial results for Fiscal 2021 included the following highlights:

•net revenue of $94.2 billion and non-GAAP net revenue of $94.4 billion, each up 2% over the prior year;

•operating income of $5.1 billion and non-GAAP operating income of $10.8 billion, up 96% and 6%, respectively, over the prior year;

•net income of $3.5 billion, down 37% from the prior year, and non-GAAP net income of $6.8 billion, up 11% over the prior year;

•cash flow from operations of $11.4 billion, up 23% over the prior year; and

•repayment of approximately $5.5 billion of core debt, which we define as the total principal amount of our debt, less DFS-related debt, our margin loan facility and other debt, and public subsidiary debt.

A reconciliation of the foregoing non-GAAP financial measures to the most comparable financial measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP, is set forth in Annex B to this proxy statement.

Executive Summary: Response to COVID-19

In March 2020, the World Health Organization declared the outbreak of the COVID-19 a pandemic. Following this declaration, Dell Technologies took precautionary measures to manage expenses and preserve liquidity that included the actions below.

•Mr. Dell voluntarily agreed, as of April 7, 2020, to forgo his base salary, except as necessary to fund, on an after-tax basis, his contributions to continue to participate in our health and welfare benefits plans, effective with the start of our second fiscal quarter on May 2, 2020 through the end of Fiscal 2021. Mr. Dell’s voluntary waiver resulted in a 73% reduction in actual salary received relative to the annual base salary rate as specified in Mr. Dell’s employment agreement.

•Effective June 1, 2020, the Company suspended the Dell Inc. 401(k) Plan employer matching contribution for U.S. employees, including our named executive officers, as a precautionary measure to preserve financial flexibility in light of COVID-19. On January 1, 2021, the Dell Inc. 401(k) Plan employer matching contribution was reinstated, with no change to the matching contribution policy or participant eligibility requirements.

•For Fiscal 2021, we implemented cost-saving measures that included global hiring limitations and reductions in consulting and contractor costs.

•For Fiscal 2021, the performance measures and target goals applicable under the Dell Inc. Incentive Bonus Plan, or IBP, and our long-term incentive plan were not adjusted as a result of COVID-19.

•On March 15, 2020, to protect the health and safety of our team members, we implemented a global work from home policy and made all in-person events virtual. In addition, Dell Technologies has adopted a conservative, phased approach to returning to the office, evaluating governmental restrictions and public health metrics, and incorporating appropriate safety measures.

Executive Compensation Philosophy and Core Objectives

The Nominating and Governance Committee acts as the compensation committee of the Board and is composed of Mr. Dell, as Chair of the committee, Egon Durban and David Dorman. References in this Compensation Discussion and Analysis to the “Committee” refer to the Nominating and Governance Committee.

Our core compensation objectives that reinforce our strong pay-for-performance philosophy include:

•aligning the interests of our named executive officers and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;
•creating a culture of meritocracy by linking pay to individual and Company performance;
•providing appropriate cash or equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and
•providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for named executive officers consist of base salary, annual incentive bonuses, equity incentives that are time-based and performance-based, and limited benefits and perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

Compensation Consultants – The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2021. The Committee has relied on the general knowledge and experience of its members, as well as peer group data, analysis and recommendations presented by management and developed in consultation with Mercer, the external compensation consultant engaged by management. For information about management’s use of a compensation consultant, see “Proposal 1 – Election of Directors – Corporate Governance – Use of Compensation Consultant.”

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each named executive officer and each other executive officer annually based on a number of subjective and objective factors and then makes a recommendation to the Committee regarding such officer’s compensation for the current year. After input from management, including the Chief Executive Officer and the Chief Operating Officer and Vice Chairman, and the human resources department, the Committee determines the individual cash compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:

•the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;
•the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals;
•the executive officer’s historical compensation;
•internal pay equity; and
•retention considerations.

For Fiscal 2021, the Committee also considered executive officers’ efforts to advance the Company’s financial goals and strategic objectives in the face of challenges related to COVID-19. The performance measures and target goals applicable under the IBP and long-term incentive plan were not adjusted as a result of COVID-19.

Matters regarding Mr. Dell’s compensation are subject to review and approval by the Board of Directors, rather than the Committee. Equity compensation for each named executive officer is subject to review and approval by the Board of Directors.

Compensation Risk Oversight – The Committee has undertaken a review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; performance slope; clawback and recoupment policies; ownership requirements and severance or change in control policies under the executive compensation programs; and oversight. Based on its review, the Committee has determined that those processes, policies and programs do not encourage unnecessary or excessive risk, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2020, the Fiscal 2020 compensation for our named executive officers received approximately 99% support in our Say-on-Pay vote. Despite this strong level of support, the Committee continues to discuss our executive compensation program with stockholders and reviews the program for potential areas of enhancement.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer (other than Mr. Dell) are determined annually by the Committee. The base salaries of our executive officers vary based on each executive officer’s level of responsibility, performance, experience, retention considerations, historical compensation and internal equity considerations.

Mr. Dell’s base salary is established at an annual rate of $950,000 in accordance with his employment agreement. Under his employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “– Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”

In light of the disruption and uncertainty created by COVID-19, Mr. Dell voluntarily agreed, as of April 7, 2020, to forgo his base salary, except as necessary to fund, on an after-tax basis, his contributions to continue to participate in our health and welfare benefits plans, effective with the start of our second fiscal quarter on May 2, 2020. Mr. Dell’s base salary was reinstated at the start of Fiscal 2022. While this reduction did not modify other rights under Mr. Dell’s employment agreement or other compensation, it affected incentive arrangements applicable to Mr. Dell that are determined by reference to his base salary, including his annual bonus target amount.

The table below summarizes the annual base salary rate of each of the named executive officers for Fiscal 2021. Base salaries remained unchanged for all our NEOs that were NEOs in Fiscal 2020, except for Mr. Dell, whose actual Fiscal 2021 base salary was lower than in Fiscal 2020. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2021 Salary ($)
Michael S. Dell	950,000(1)
Thomas W. Sweet	750,000
Jeffrey W. Clarke	881,160
Richard J. Rothberg	627,500
William F. Scannell	750,000
________
(1)Mr. Dell’s annual base salary rate remained unchanged from Fiscal 2020, at $950,000. However, in light of the COVID-19 pandemic, Mr. Dell voluntarily agreed to forgo receipt of his base salary for a portion of Fiscal 2021, as described above. Mr. Dell’s actual base salary for Fiscal 2021 was $255,769.

Annual Bonus Plans

In Fiscal 2021, all of Dell Technologies’ executive officers participated in the IBP.

Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Committee for the named executive officers other than Mr. Dell.

IBP Formula
The Committee may consider the potential payout produced by the formula and such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions, to ensure that the actual bonus payout appropriately takes into account those factors.

IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2021, target annual incentives, other than for Mr. Dell, were based on job grade, and for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Michael S. Dell	200%(1)
Thomas W. Sweet	100%
Jeffrey W. Clarke	100%
Richard J. Rothberg	100%
William F. Scannell	100%
________
(1)    Mr. Dell’s target bonus opportunity was calculated as 200% of his actual base salary received, taking into account his voluntary agreement to forgo receipt of his base salary for a portion of Fiscal 2021 in light of the COVID-19 pandemic, as described above.

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2021, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The Committee chose to keep the same performance measures used for the Fiscal 2020 plan, consisting of non-GAAP revenue and non-GAAP operating income, as the two performance measures for the Fiscal 2021 plan. These measures were selected for the incentive program as key elements of our long-term financial framework. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved.

The Committee retains subjective discretion to adjust IBP measures as it determines appropriate. The Fiscal 2021 IBP goals were as follows:

Performance Measures	Weighting	Threshold	Plan (Target)	Above Plan (1)
Non-GAAP revenue (billions) (2)	50%	$72.2B	$80.2B	$104.3B
Non-GAAP operating income (billions) (3)	50%	$5.2B	$5.8B	$7.6B
IBP modifier	—	75%	100%	175%
________
(1)    For Fiscal 2021, there was no cap on the IBP corporate performance modifier. The modifier would increase on a linear basis for performance above target.
(2)    For purposes of the IBP, non-GAAP revenue generally is calculated by adjusting Dell Technologies’ net revenue as computed on a GAAP basis to exclude the impact of purchase accounting. Non-GAAP revenue for this purpose does not equal externally reported non-GAAP revenue for Dell Technologies as the IBP measure excludes the results of certain subsidiaries.
(3)    For purposes of the IBP, non-GAAP operating income generally is calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses. Non-GAAP operating income for this purpose does not equal externally reported non-GAAP operating income for Dell Technologies as the IBP measure excludes the results of certain subsidiaries.

Dell Technologies achieved strong financial results for Fiscal 2021. Dell Technologies achieved the target non-GAAP revenue growth for Fiscal 2021 and exceeded the target non-GAAP operating income goal for Fiscal 2021 IBP, driving profitability. For Fiscal 2021, after excluding the results of subsidiaries VMware, Inc., SecureWorks Corp., RSA Security LLC, Virtustream and Boomi, Inc. in calculating the IBP corporate performance modifier, Dell Technologies achieved non-GAAP revenue of $80.9 billion and non-GAAP operating income of $7.1 billion. Consistent with our philosophy of rewarding performance that achieves and exceeds Dell Technologies’ annual financial goals, our Fiscal 2021 performance resulted in a final corporate performance modifier of 130% of target.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Committee (or, in regard to Mr. Dell, the Board of Directors) takes into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from 0% to 150% following the end of each fiscal year.

In determining individual performance modifiers, the Committee may consider such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee also may consider additional factors based on environmental, social and governance, or ESG, efforts as relevant to their business unit or function, and progress made in achieving the Company’s publicly-announced 2030 social impact goals, which include advancing sustainability and cultivating a diverse and inclusive workforce. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer an individual performance modifier based on a holistic and subjective assessment of the officer’s performance.

IBP Payouts for Fiscal 2021

Following the end of Fiscal 2021, the Board of Directors approved Mr. Dell’s bonus amount and the Committee approved the bonus amounts of the other named executive officers. The individual and corporate performance modifiers for the named executive officers are shown below along with the corresponding bonus payment amounts:

Name	Target IBP ($)	Corporate Modifier (%)	Individual Modifier (%)	Bonus Payment ($)
Michael S. Dell	511,538(1)	130	100	665,000
Thomas W. Sweet	750,000	130	130	1,267,500
Jeffrey W. Clarke	881,160	130	130	1,489,160
Richard J. Rothberg	627,500	130	130	1,060,475
William F. Scannell	750,000	130	110	1,072,500
________
(1)    Fiscal 2021 Target IBP was adjusted to reflect Mr. Dell’s voluntary agreement to forgo his base salary for a portion of Fiscal 2021 in light of COVID-19, as described above. This resulted in a bonus payment that was 73% lower than the payment Mr. Dell would have been awarded if the annual base salary rate as specified in his employment agreement had been used to determine Mr. Dell’s target IBP.

Equity Incentives

Overview

Equity incentive opportunities are the most significant component of total target executive officer compensation. The provision of equity incentive opportunities is consistent with our compensation philosophy and reflects our core compensation objectives by aligning compensation with stockholders’ interests, creating a culture of meritocracy, and enhancing our ability to attract and retain executive talent.

In Fiscal 2021, executive officers received a combination of time-based and performance-based RSUs. The allocation between time-based RSUs and performance-based RSUs for Fiscal 2021 remained consistent with the allocation for Fiscal 2020, with our named executive officers receiving 70% of their long-term incentive awards in the form of performance-based RSUs and 30% in the form of time-based RSUs.

Messrs. Clarke, Rothberg and Scannell received additional grants of time-based RSUs in August 2020 in recognition of their efforts to advance the Company’s financial goals and strategic objectives in the face of challenges related to COVID-19, to ensure competitive compensation opportunities, and to secure their continued service in key leadership roles for the Company. To ensure continued service, these additional grants provide for a back-weighted, three-year vesting schedule under which 20% of the award becomes eligible to vest in year 1, 30% of the award becomes eligible to vest in year 2, and 50% of the award becomes eligible to vest in the last year.

The Fiscal 2021 awards had the same vesting provisions as those granted in Fiscal 2020. Time-based RSUs vest ratably over a three-year period. Performance-based RSUs are subject to cliff vesting three years after the grant date, based on achievement measured against a combination of (1) annual financial performance measures for each year during the three year-period (collectively weighted 50%) and (2) rTSR, which we define as the cumulative total shareholder return measured against a peer group of companies belonging to the Standard & Poor’s Information Technology Index over a three-year performance period (also weighted 50%). Performance-based RSUs will have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of performance, so if performance is below threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited. We believe our use of three one-year performance periods for financial performance measures in combination with one three-year rTSR measure effectively aligns our executives with the Company’s short-term and long-term financial goals and adjusts for potentially volatile factors outside the Company’s control.

Fiscal 2021 Performance-Based RSUs

For Fiscal 2021, the financial performance measures, consisting of non-GAAP revenue and non-GAAP operating income, were equally weighted at 25% each. Based on the achievement of Fiscal 2021 financial performance goals relative to target, the modifier applicable to the first tranche for Fiscal 2021 performance-based RSU awards will be 168% and a corresponding number of RSUs will be eligible to vest on March 15, 2023, subject to continued service.
Fiscal 2020 Performance-Based RSUs
For Fiscal 2020, performance-based RSUs, non-GAAP revenue was weighted at 15% and non-GAAP operating income was weighted at 35%. Based on the achievement of Fiscal 2020 financial performance goals relative to target, the modifier applicable to the first tranche of Fiscal 2020 performance-based RSU awards will be 135% and a corresponding number of RSUs will be eligible to vest on March 15, 2022, subject to continued service. For Fiscal 2021, the financial performance measures, consisting of non-GAAP revenue and non-GAAP operating income, were equally weighted at 25% each. Based on the achievement of Fiscal 2021 financial performance goals relative to target, the modifier applicable to the second tranche for Fiscal 2021 performance-based RSU awards will be 168% and a corresponding number of RSUs will be eligible to vest on March 15, 2022, subject to continued service. No changes were made to financial performance measures, financial performance goals, or outstanding performance-based RSUs due to the impact of COVID-19.

Historical Management Equity Program

Before Fiscal 2020, our executive officers other than Mr. Dell participated in the Management Equity Program, or MEP. MEP awards were made in the form of either stock option awards or full-value awards in the form of restricted stock or restricted stock units, and typically consisted of a combination of time-based vesting awards and performance-based vesting awards. The Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer varied, but generally at least one-half of an executive officer’s MEP award was in the form of a performance-based award.

As of the end of Fiscal 2021, Mr. Scannell held an unvested MEP performance-based full-value award. This award is eligible to vest based on the level of return achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders (as defined in Annex A to this proxy statement) in connection with our acquisition of EMC Corporation in September 2016, which we refer to as return on equity, and is determined based on an initial value of $27.50 per share of Class C common stock, subject to adjustment for certain events. Return on equity is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varies depending upon the measurement date or event. The Committee believes this vesting design aligns the interests of the executive officer with the interests of Dell Technologies’ stockholders by compensating the executive officer only if a minimum level of return on equity is achieved. The performance-based MEP full-value award must achieve a threshold return on equity of at least 2x in order for 25% of the award to vest and 3.5x in order for 100% of the award to vest, with ratable vesting based on achievement between the two threshold measures.

For more information about the outstanding MEP award, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2021.”

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides limited benefits and perquisites to its executive officers. While such benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a dollar value basis, the Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to personal security protection provided to Mr. Dell and his family.

•Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) up to $12,500 annually. Other executive officers are entitled to reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•Travel Expenses – Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events if the travel is at the request of Dell Technologies.

•Other – The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Additional Information – Certain Relationships and Related Transactions – Transactions with Michael S. Dell and Other Related Persons.”

Other Compensation Matters

Stock Ownership Guidelines

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, Mr. Dell’s ownership in the company already reflects his full alignment with the long-term performance of Dell Technologies.

Policy on Hedging Transactions and Pledging of Securities

Dell Technologies maintains a securities trading policy that applies to our directors and employees, including executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies or specified subsidiaries, including VMware, Inc. and SecureWorks Corp., that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement with Michael S. Dell

Mr. Dell’s employment is subject to an employment agreement with Dell Technologies and Dell Inc. pursuant to which Mr. Dell serves as Chief Executive Officer and as Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason. Notwithstanding the termination provisions of the employment agreement, the Dell Technologies certificate of incorporation provides that, without the approval of the holders of a majority of the Class A common stock, voting separately as a series, and subject to specified conditions, Mr. Dell may not be removed as the Chief Executive Officer, and the Chief Executive Officer will serve as the Chairman of the Board. As described elsewhere in this proxy statement, Mr. Dell and the other MD stockholders beneficially owned, in aggregate, approximately 99.8% of the Class A common stock outstanding as of the record date for the annual meeting.

Under the employment agreement, Mr. Dell is entitled to an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. In light of COVID-19, Mr. Dell voluntarily agreed to forgo his base salary for a portion of Fiscal 2021, as described above. Further, as discussed under “–Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

As a result of his substantial stock ownership, Mr. Dell believes that he is appropriately incentivized and that his interests are appropriately aligned with stockholders’ interests. Mr. Dell did not receive any stock-based compensation from the Company in Fiscal 2021.
Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•the conviction of Mr. Dell for a felony resulting in his incarceration; or

•the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements with Other Named Executive Officers

Each of the other named executive officers, consisting of Messrs. Sweet, Clarke, Rothberg and Scannell, has entered into a severance agreement with Dell Technologies pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of the severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment.

The treatment of outstanding unvested equity awards held by such named executive officers upon a termination of employment varies depending on the dates on which the awards were granted.
As of the end of Fiscal 2021, Mr. Scannell held an unvested performance-based equity award granted under the Management Equity Program between the closing of the EMC merger in September 2016 and the end of Fiscal 2019. If Mr. Scannell is terminated without cause or resigns for good reason during the change-in-control period or he dies or becomes disabled at any time, the outstanding, unvested portion of his performance-based MEP award will not be forfeited, but will remain outstanding (subject to expiration in accordance with its terms) and eligible to vest based on Dell Technologies’ achievement of the return on equity target, as described above under “– Individual Compensation Components – Equity Incentives – Historical Management Equity Program.” If a termination without cause or a resignation for good reason occurs during the three-month period before a change in control, the performance-based vesting MEP award will remain outstanding for the three-month period to determine whether the change in control occurs. If no change in control occurs on or before the expiration of that period, the performance-based vesting MEP award will be forfeited.

Equity awards granted under our Fiscal 2020 and Fiscal 2021 equity compensation programs will be forfeited upon termination of employment, except in the case of termination due to death or disability. The awards provide no exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based vesting awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level.

Dell Technologies believes that the severance benefits it provides to the foregoing named executive officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help it to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” generally is defined as any of the following events:

•a violation of confidentiality obligations;
•acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;
•conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or
•a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•a material reduction in base salary;

•a material adverse change in title or reduction in authority, duties or responsibilities; or

•a change in the executive’s principal place of work of more than 25 miles.

Under the severance agreements, “change in control” has the meaning set forth in the Stock Incentive Plan, which generally defines the term to include any of the following events:

•    the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•    any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•    any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•    prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For purposes of this provision of the Stock Incentive Plan, the term Sponsor Stockholders refers collectively to the MD stockholders (as defined in Annex A to this proxy statement) and the SLP stockholders (as defined in Annex A to this proxy statement).
For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2021 Summary Compensation Table

The following table summarizes the total compensation paid for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of January 29, 2021, which was the last day of Fiscal 2021:

•Michael S. Dell, who served as our principal executive officer

•Thomas W. Sweet, who served as our principal financial officer

•Jeffrey W. Clarke, Richard J. Rothberg and William F. Scannell, who are our three other most highly compensated executive officers

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)	Total ($)
Michael S. Dell Chairman and Chief Executive Officer	2021	255,769(3)	—	—	665,000	9,646	930,415
	2020	950,000	—	—	2,394,000	15,058	3,359,058
	2019	950,000	—	—	2,660,000	13,801	3,623,801
Thomas W. Sweet Chief Financial Officer	2021	750,000	—	5,241,221(4)	1,267,500	44,472	7,303,193
	2020	732,692	—	5,354,646	1,153,990	45,705	7,287,033
	2019	725,000	2,250,000	—	1,218,000	35,918	4,228,918
Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	2021	881,160	—	12,637,502(4)(5)	1,489,160	49,847	15,057,669
	2020	860,391	—	7,072,202	1,355,115	46,391	9,334,099
	2019	851,160	4,000,000	—	1,549,111	45,798	6,446,068
Richard J. Rothberg General Counsel	2021	627,500	—	6,834,929(4)(5)	1,060,475	39,383	8,562,287
William F. Scannell President, Global Sales and Customer Operations	2021	750,000	—	10,241,206(4)(5)	1,072,500	39,720	12,103,426
	2020	732,692	4,666,667	13,640,018	877,033	27,239	19,943,649
	2019	725,000	4,666,667	—	1,065,750	41,001	6,498,418
__________
(1)    The assumptions used by us to calculate this amount are incorporated herein by reference to Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 29, 2021, filed with the SEC on March 26, 2021, which we refer to as our 2021 Form 10-K.
(2)    Amounts represent payments under the IBP.
(3)    Amount reflects Mr. Dell’s voluntary agreement to forgo receipt of his base salary for a portion of Fiscal 2021 in light of the COVID-19 pandemic and represents Mr. Dell’s eligible earnings as a result of such agreement for purpose of calculating Mr. Dell’s target incentive opportunity under the IBP, as described above under “Compensation Discussion and Analysis – Individual Compensation Components – IBP Target Incentive Opportunity.”
(4)    Stock awards shown include awards granted in March 2020 consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period including Fiscal 2021 through Fiscal 2023, or Fiscal 2021-2023, and (c) performance-based RSUs based on Fiscal 2021 non-GAAP revenue and non-GAAP operating income for Dell Technologies. Also includes awards granted in March 2019 consisting of performance-based RSUs based on Fiscal 2021 non-GAAP revenue and non-GAAP operating income for Dell Technologies.
(5)    The awards shown include retention time-based RSUs granted in August 2020 to Messrs. Clarke, Rothberg and Scannell.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2021 in the Fiscal 2021 Summary Compensation Table.

Name	Air travel(1) ($)	Retirement plans matching contribution ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)	Total ($)
Michael S. Dell	—	2,740	6,906	—	—	—	—	9,646
Thomas W. Sweet	—	7,125	11,484	4,022	391	1,972	19,478(3)	44,472
Jeffrey W. Clarke	1,551	7,125	7,482	4,318	4,652	275	24,444(4)	49,847
Richard J. Rothberg	—	7,608	6,223	—	5,144	—	20,408(5)	39,383
William F. Scannell	—	7,125	7,482	4,413	200	—	20,500(6)	39,720
__________
(1)    Represents the value of personal use of Dell-owned aircraft. Such use is valued based on the aggregate incremental cost to Dell determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include “deadhead” flights (a return flight on which no passenger was on board). There were no associated deadhead flights for Fiscal 2021.
(2)    Represents the incremental cost of personal travel or travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events, as applicable. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”
(3)    Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $4,320, and earnings under the activity perquisites and healthy rewards programs of $158.
(4)    Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $9,040, and earnings under the activity perquisites and healthy rewards programs of $404.
(5)    Represents tax and financial planning expenses of $10,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000, fitness program reimbursements of $300 and earnings under the healthy rewards programs of $108.
(6)    Represents tax and financial planning expenses of $15,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $5,500.

Grants of Plan-Based Awards in Fiscal 2021

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers during Fiscal 2021. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Bonus Plans – Incentive Bonus Plan” and “– Equity Incentives.”

Name	Type of award (1)	Grant date	Award date (2)	Estimated future payouts under non-equity incentive plan awards (3)			Estimated future payouts under equity incentive plan awards (4)			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael S. Dell	IBP	—	—	—	511,538	—	—	—	—	—	—
Thomas W. Sweet	IBP	—	—	—	750,000	—	—	—	—	—	—
	PSU-rTSR(5)	3/15/2020	3/15/2020	—	—	—	29,207	58,414	116,828	—	2,337,144
	PSU-FIN(6)	3/15/2020	3/15/2020	—	—	—	9,738	19,476	38,952	—	700,162
	PSU-FIN(6)	3/15/2020	3/15/2019	—	—	—	5,618	11,235	22,470	—	403,898
	RSU	3/15/2020	—	—	—	—	—	—	—	50,070(7)	1,800,017
Jeffrey W. Clarke	IBP	—	—	—	881,160	—	—	—	—	—	—
	PSU-rTSR(5)	3/15/2020	3/15/2020	—	—	—	42,894	85,787	171,574	—	3,432,338
	PSU-FIN(6)	3/15/2020	3/15/2020	—	—	—	14,301	28,602	57,204	—	1,028,242
	PSU-FIN(6)	3/15/2020	3/15/2019	—	—	—	7,419	14,838	29,676	—	533,426
	RSU	3/15/2020	—	—	—	—	—	—	—	73,533(7)	2,643,511
	RSU	8/20/2020	—	—	—	—	—	—	—	83,808(8)	4,999,985
Richard J. Rothberg	IBP	—	—	—	627,500	—	—	—	—	—	—
	PSU-rTSR(5)	3/15/2020	3/15/2020	—	—	—	21,382	42,764	85,528	—	1,710,988
	PSU-FIN(6)	3/15/2020	3/15/2020	—	—	—	7,129	14,258	28,516	—	512,575
	PSU-FIN(6)	3/15/2020	3/15/2019	—	—	—	4,085	8,169	16,338	—	293,676
	RSU	3/15/2020	—	—	—	—	—	—	—	36,655(7)	1,317,747
	RSU	8/20/2020	—	—	—	—	—	—	—	50,284(8)	2,999,943
William F. Scannell	IBP	—	—	—	750,000	—	—	—	—	—	—
	PSU-rTSR(5)	3/15/2020	3/15/2020	—	—	—	29,207	58,414	116,828	—	2,337,144
	PSU-FIN(6)	3/15/2020	3/15/2020	—	—	—	9,738	19,476	38,952	—	700,162
	PSU-FIN(6)	3/15/2020	3/15/2019	—	—	—	5,618	11,235	22,470	—	403,898
	RSU	3/15/2020	—	—	—	—	—	—	—	50,070(7)	1,800,017
	RSU	8/20/2020	—	—	—	—	—	—	—	83,808(8)	4,999,985
__________
(1)    Of the awards shown in the table:
•    “IBP” refers to the Dell Inc. Incentive Bonus Plan.
•    “PSU–rTSR” refers to Fiscal 2021 performance-based stock units eligible to vest based on achievement measured against the rTSR performance goal for Fiscal 2021-2023.
•    “PSU–FIN” refers to Fiscal 2021 performance-based stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2021. See note 6 below.
•    “RSU” refers to time-based restricted stock units.
(2)    This column reflects the date on which the Nominating and Governance Committee approved all material terms of each grant of performance-based stock units, except performance targets for subsequent fiscal years, which were approved at the later date reflected in the “Grant date” column. For financial reporting purposes, awards are measured at fair value on the grant date as defined by FASB ASC Topic 718.

(3)    Each named executive officer participated in the IBP. Awards under this plan were funded at 130% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke, Rothberg and Scannell.
(4)    The amounts shown in the Threshold, Target and Maximum columns reflect the minimum, target and maximum number, respectively, of Fiscal 2021 performance-based stock units that are eligible to vest subject to the achievement of Fiscal 2021-2023 performance goals. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. If any of these units become eligible to vest, they will vest in Fiscal 2023. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2021 Performance-Based RSUs.”
(5)    The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest based on rTSR for Fiscal 2021-2023. The weighted-average grant date fair value is $40.01 and is determined utilizing a Monte Carlo valuation model.
(6)    The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest upon achievement of the financial performance goals based on non-GAAP revenue and non-GAAP operating income for Fiscal 2021 only. The grant date fair value is based on the closing price of the Class C common stock of $35.95 as reported on the NYSE on March 15, 2020, which reflects only the foregoing Fiscal 2021 financial performance goals. Achievement with respect to these restricted stock units was fixed at 168% of the target number of shares covered by the awards based on performance for Fiscal 2021. The Fiscal 2022 financial performance goals were approved in March 2021 and will be presented in the proxy statement for the 2022 annual meeting of stockholders. The Fiscal 2023 financial performance goals for the March 2020 award will be approved in Fiscal 2023 and will be presented in the proxy statement for the 2023 annual meeting of stockholders.
(7)    One-third of these restricted stock units vested on March 15, 2021 and the remaining two-thirds will vest in equal installments on March 15, 2022 and March 15, 2023.
(8)    Of these restricted stock units, 20% will vest on August 20, 2021, 30% will vest on August 20, 2022 and 50% will vest on August 20, 2023.

Outstanding Equity Awards at End of Fiscal 2021

The following table sets forth certain information about outstanding option and stock awards held as of the end of Fiscal 2021 by the named executive officers.

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock held that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael S. Dell	—	—	—	—	—	—	—	—	—
Thomas W. Sweet	381,818	—	—	13.75(1)	2/6/2024	136,089(2)	9,919,527	142,290(3)	10,371,518
	500,000	—	—	13.75(1)	2/6/2024	—	—	—	—
Jeffrey W. Clarke	113,946	—	—	13.75(1)	11/25/2023	275,787(4)	20,102,114	202,325(5)	14,747,469
Richard J. Rothberg	346,374	—	—	13.75(1)	11/25/2023	149,647(6)	10,907,770	103,947(7)	7,576,697
	8,571	—	—	13.75(1)	11/25/2023	—	—	—	—
William F. Scannell	—	—	—	—	—	387,787(8)	28,265,794	343,562(9)	25,042,234
__________
(1)     In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock underlying the option award was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc. public stockholders in the going-private transaction.
(2)     Mr. Sweet was granted a performance-based RSU award based on a target number of 19,476 shares on March 15, 2020. Of this award, 168% of the target (32,719 shares) became eligible to vest based on the achievement of Fiscal 2021 financial performance goals and will vest on March 15, 2023, subject to continued service. Mr. Sweet was also granted 50,070 time-based RSUs on March 15, 2020. One-third of the shares subject to those RSUs vested on March 15, 2021 and the remaining two-thirds will vest in equal installments on March 15, 2022 and March 15, 2023. In addition, Mr. Sweet was granted two separate performance-based RSU awards, each based on a target number of 11,235 shares, on March 15, 2019. One award was based on Fiscal 2021 financial performance goals and 168% of the target (18,874 shares) became eligible to vest based on the achievement of those goals. The second award was based on Fiscal 2020 financial performance goals and 135% of the target (15,167 shares) became eligible to vest based on the achievement of those goals. Both awards will vest on March 15, 2022, subject to continued service. Mr. Sweet was also granted 28,889 time-based RSUs on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and March 15, 2021 and the remaining shares will vest on March 15, 2022.
(3)     Mr. Sweet was granted a performance-based RSU award on March 15, 2020 with a target number of 58,414 shares based on the achievement of rTSR performance for Fiscal 2021-2023, which will vest on March 15, 2023, subject to such performance and continued service. In addition, Mr. Sweet was granted a performance-based RSU award on March 15, 2020 with a target number of 38,938 shares, with one-half based on the achievement of Fiscal 2022 financial performance goals and one-half based on the achievement of Fiscal 2023 financial performance goals. These shares will vest on March 15, 2023, subject to such performance and continued service. Mr. Sweet was also granted a performance-based RSU award on March 15, 2019 with a target number of 33,704 shares based on the achievement of rTSR performance for Fiscal 2020-2022, which will vest on March 15, 2022, subject to such performance and continued service. In addition, Mr. Sweet was granted a performance-based RSU award on March 15, 2019 with a target number of 11,234 shares based on the achievement of Fiscal 2022 financial performance goals, which will vest on March 15, 2022, subject to such performance and continued service.
(4)     Mr. Clarke was granted 83,808 time-based RSUs on August 20, 2020. Of the shares subject to this award, 20% will vest on August 20, 2021, 30% will vest on August 20, 2022 and 50% will vest on August 20, 2023. Mr. Clarke was also granted a performance-based RSU award based on a target number of 28,602 shares on March 15, 2020. Of this award, 168% of the target (48,051 shares) became eligible to vest based on the achievement of Fiscal 2021 financial performance goals and will vest on March 15, 2023, subject to continued service. In addition, Mr. Clarke was granted 73,533 time-based RSUs on March 15, 2020. One-third of the shares subject to those RSUs vested on March 15, 2021 and the remaining two-thirds will vest in equal installments on March 15, 2022 and March 15, 2023. Mr. Clarke was also granted two separate performance-based RSU awards, each based on a target number of 14,838 shares, on March 15, 2019. The vesting of one award was based on Fiscal 2021 financial performance goals and 168% of the target (24,927 shares) became eligible to vest based on the achievement of those goals. The vesting of the second award was based on Fiscal 2020 financial performance goals and 135% of the target (20,032 shares) became eligible to vest based on the achievement of those goals. Both awards will vest on March 15, 2022, subject to continued service. In addition, Mr. Clarke was granted 38,155 time-based RSUs on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and March 15, 2021 and the remaining shares will vest on March 15, 2022.
(5)     Mr. Clarke was granted a performance-based RSU award on March 15, 2020 with a target number of 85,787 shares based on the achievement of rTSR performance for Fiscal 2021-2023, which will vest on March 15, 2023, subject to such performance and continued service. In addition, Mr. Clarke was granted a performance-based RSU award on March 15, 2020 with a target number of 57,185 shares, with one-half based on the achievement of Fiscal 2022 financial performance goals and one-half based on the achievement of Fiscal 2023 financial performance goals. These shares will vest on March 15, 2023, subject to such performance and continued service. Mr. Clarke was also granted a performance-based RSU award on March 15, 2019 with a target number of 44,515 shares based on the achievement of rTSR performance for Fiscal 2020-2022, which will vest on March 15, 2022, subject to such performance and continued service. In addition, Mr. Clarke was granted a performance-based RSU award on March 15, 2019 with a target number of 14,838 shares based on the achievement of Fiscal 2022 financial performance goals, which will vest on March 15, 2022, subject to such performance and continued service.
(6)     Mr. Rothberg was granted 50,284 time-based RSUs on August 20, 2020. Of the shares subject to those RSUs, 20% will vest on August 20, 2021, 30% will vest on August 20, 2022 and 50% will vest on August 20, 2023. Mr. Rothberg was also granted a performance-based RSU award based on a target number of 14,258 shares on March 15, 2020. Of this award, 168% of the target (23,953 shares) became eligible to vest based on the achievement of Fiscal 2021 financial performance goals and will vest on March 15, 2023, subject to continued service. In addition, Mr. Rothberg was granted 36,655 time-based RSUs on March 15, 2020. One-third of the shares subject to those RSUs vested on March 15, 2021 and the remaining two-thirds will vest in equal installments on March 15, 2022 and March 15, 2023. Mr. Rothberg was also granted two separate performance-based RSU awards, each based on a target number of 8,169 shares, on March 15, 2019. The vesting of one award was based on Fiscal 2021 financial performance goals and 168% of the target (13,723 shares) became eligible to vest based on the achievement of those goals. The vesting of the second award was based on Fiscal 2020 financial performance goals and 135% of the target (11,029 shares) became eligible to vest based on the achievement of those goals. Both awards will vest on March 15, 2022, subject to continued service. In addition, Mr. Rothberg was granted 21,006 time-based RSUs on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and March 15, 2021 and the remaining shares will vest on March 15, 2022.
(7)     Mr. Rothberg was granted a performance-based RSU award on March 15, 2020 with a target number of 42,764 shares based on the achievement of rTSR performance for Fiscal 2021-2023, which will vest on March 15, 2023, subject to such performance and continued service. In addition, Mr. Rothberg was granted a performance-based RSU award on March 15, 2020 with a target number of 28,506 shares, with one-half based on the achievement of Fiscal 2022 financial performance goals and one-half based on the achievement of Fiscal 2023 financial performance goals. These shares will vest on March 15, 2023, subject to such performance and continued service. Mr. Rothberg was also granted a performance-based RSU award on March 15, 2019 with a target number of 24,508 shares based on the achievement of rTSR performance for Fiscal 2020-2022, which will vest on March 15, 2022, subject to such performance and continued service. In addition, Mr. Rothberg was granted a performance-based RSU award on March 15, 2019 with a target number of 8,169 shares based on the achievement of Fiscal 2022 financial performance goals, which will vest on March 15, 2022 subject to such performance and continued service.
(8)     Mr. Scannell was granted 83,808 time-based RSUs on August 20, 2020. Of the shares subject to those RSUs, 20% will vest on August 20, 2021, 30% will vest on August 20, 2022 and 50% will vest on August 20, 2023. Mr. Scannell was also granted a performance-based RSU award based on a target number of 19,476 shares on March 15, 2020. Of this award, 168% of the target (32,719 shares) became eligible to vest based on the achievement of Fiscal 2021 financial performance goals and will vest on March 15, 2023, subject to continued service. In addition, Mr. Scannell was granted 50,070 time-based RSUs on March 15, 2020. One-third of the shares subject to those RSUs vested on March 15, 2021 and the remaining two-thirds will vest in equal installments on March 15, 2022 and March 15, 2023. Mr. Scannell was also granted 167,890 time-based RSUs on December 13, 2019 that vest in equal annual installments on December 9, 2021 and December 9, 2022. In addition, Mr. Scannell was granted two separate performance-based RSU awards, each based on a target number of 11,235 shares, on March 15, 2019. One award was based on Fiscal 2021 financial performance goals and 168% of the target (18,874 shares) became eligible to vest based on the achievement of those goals. The second award was based on Fiscal 2020 financial performance goals and 135% of the target (15,167 shares) became eligible to vest based on the achievement of those goals. Both awards will vest on March 15, 2022, subject to continued service. Mr. Scannell was also granted 28,889 time-based RSUs on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and March 15, 2021 and the remaining shares will vest on March 15, 2022.
(9)    Mr. Scannell was granted a performance-based RSU award on March 15, 2020 with a target number of 58,414 shares based on the achievement of rTSR performance for Fiscal 2021-2023, which will vest on March 15, 2023, subject to such performance and continued service. In addition, Mr. Scannell was granted a performance-based RSU award on March 15, 2020 with a target number of 38,938 shares, with one-half based on the achievement of Fiscal 2022 financial performance goals and one-half based on the achievement of Fiscal 2023 financial performance goals. These shares will vest on March 15, 2023, subject to such performance and continued service. Mr. Scannell was also granted a performance-based RSU award on March 15, 2019 with a target number of 33,704 shares based on the achievement of rTSR performance for Fiscal 2020-2022, which will vest on March 15, 2022, subject to such performance and continued service. In addition, Mr. Scannell was granted a performance-based RSU award on March 15, 2019 with a target number of 11,234 shares based on the achievement of Fiscal 2022 financial performance, which will vest on March 15, 2022, subject to such performance and continued service. As discussed under “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Historical Management Equity Program,” Mr. Scannell was also granted a performance-based stock award for 327,273 shares under the MEP on September 14, 2016 that is subject to vesting based on the level of return achieved on the initial equity investment in Dell Technologies calculated on specified measurement dates or upon the occurrence of specified events related to Dell Technologies. Of the shares subject to this award, 38.5% (126,001 shares) vested on September 7, 2020 based on achievement of specified goals and the remaining 201,272 shares remain unvested at fiscal-year end.

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2021 for each of the named executive officers on an aggregate basis.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Michael S. Dell	—	—	—	—
Thomas W. Sweet	600,000	30,408,937	9,630	346,199
Jeffrey W. Clarke	2,813,372	146,355,832	12,719	457,248
Richard J. Rothberg	493,785	24,596,768	7,003	251,758
William F. Scannell	—	—	135,631	8,492,163
__________
(1)    Represents the difference between the exercise price and the price of our Class C common stock, as reported on the NYSE, at the time of exercise for each option.
(2)    Represents the closing price of our Class C common stock as reported on the NYSE on the immediately preceding trading date, multiplied by the number of shares of stock vesting on the applicable vesting date.

Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the Stock Incentive Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards.

The maximum number of shares of Class C common stock issuable under the Stock Incentive Plan is 110,500,000, subject to adjustment under the terms of the plan. As of January 29, 2021, a total of 31,650,562 shares remained available for issuance for future awards under the plan.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Committee are eligible to receive stock awards under the Stock Incentive Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Nominating and Governance Committee has the full authority to determine who will be granted awards under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the Stock Incentive Plan are subject to transfer restrictions set forth in the Stock Incentive Plan, and for the named executive officers and certain other senior members of Dell Technologies, sale (put) provisions set forth in a management stockholders agreement with Dell Technologies.

If Dell Technologies undergoes a change in control, as defined in the Stock Incentive Plan, the Nominating and Governance Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the Stock Incentive Plan, the Board of Directors may amend or terminate the Stock Incentive Plan. Unless earlier terminated, the Stock Incentive Plan will terminate ten years following its effective date, or October 29, 2023, but any awards outstanding under the Stock Incentive Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2021, all named executive officers were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, up to a maximum amount for the Dell Inc. 401(k) Plan year. Due to the suspension of the matching contribution described below, the matching contribution limit for the Dell Inc. 401(k) Plan year 2020 was $7,125. Participants in the Dell Inc. 401(k) Plan may invest their contributions and the matching contributions in a variety of investment choices.

Effective June 1, 2020, the Company suspended the Dell Inc. 401(k) Plan employer matching contribution for U.S. employees, including our named executive officers, as a precautionary measure to preserve financial flexibility in light of COVID-19. On January 1, 2021, the Dell Inc. 401(k) Plan employer matching contributions were reinstated, with no change to the matching contribution policy or participant eligibility requirements.

Deferred Compensation Plans

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the named executive officers for Fiscal 2021.

Fiscal 2021 Nonqualified Deferred Compensation Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY(1) ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Jeffrey W. Clarke	—	—	—	—	—
Richard J. Rothberg	276,783	—	282,680	—	1,159,165
William F. Scannell	—	—	52	—	27,733
__________
(1)    The aggregate earnings have been reduced to reflect the deduction of an annual administrative fee of $37.

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer under existing plans and arrangements if one of the events described in the table had occurred on January 29, 2021, based on the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the Dell Inc. 401(k) Plan. In addition, in connection with any actual termination of employment or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination(3) ($)	Acceleration upon qualifying termination(4) ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	2,250,000	20,291,045	—	—	—
Jeffrey W. Clarke	2,643,480	34,849,584	—	—	—
Richard J. Rothberg	1,882,500	18,484,467	—	—	—
William F. Scannell	2,250,000	38,637,313	—	—	—
__________
(1)    Represents estimated lump sum severance payments payable by Dell Technologies.
(2)    Represents the value of unvested restricted shares that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $72.89 of the Class C common stock on January 29, 2021 as reported on the NYSE. The unvested MEP performance-based award for Mr. Scannell would remain outstanding and eligible to vest in accordance with its terms. For information about this award, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Historical Management Equity Program.”
(3)    The unvested MEP performance-based award for Mr. Scannell would remain outstanding and eligible to vest in accordance with its terms.
(4)    A portion of the unvested MEP performance-based award for Mr. Scannell would remain outstanding and eligible to vest in accordance with its terms.

Pay Ratio Disclosure

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For Fiscal 2021, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO was $930,416, the annual total compensation for our median employee was $67,496, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for Fiscal 2021 was 14 to 1. The ratio for Fiscal 2021 was lower than the ratio calculated in prior fiscal years as a result of Mr. Dell’s voluntary waiver of a portion of his Fiscal 2021 base salary, as described above. under “Compensation Discussion and Analysis – Individual Compensation Components – Base Salary.” Mr. Dell’s waiver resulted in a 73% reduction in actual salary received relative to his annual base salary rate. This reduction affected incentive arrangements applicable to Mr. Dell that are determined by reference to his base salary.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 13, 2020 for the 12-month period that ended on January 29, 2021. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents as of April 26, 2021, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:
•    each director and director nominee;

•    each executive officer named in the Fiscal 2021 Summary Compensation Table under “Compensation of Executive Officers”;

•    all of our directors and executive officers as a group; and

•    each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following classes of common stock that were outstanding as of April 26, 2021:
•    600,000,000 shares of Class A common stock, of which 384,416,886 shares were issued and outstanding as of April 26, 2021;

•    200,000,000 shares of Class B common stock, of which 101,685,217 shares were issued and outstanding as of April 26, 2021; and

•    7,900,000,000 shares of Class C common stock, of which 277,577,182 shares were issued and outstanding as of April 26, 2021.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.
The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

The percentage of beneficial ownership as to any person as of April 26, 2021 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2021, by the sum of the number of shares outstanding as of April 26, 2021 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2021. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)
Executive Officers and Directors:
Michael S. Dell (2)	350,834,081	91.3%	—	—	5,951,255	2.1%	46.7%
Thomas W. Sweet (3)	—	—	—	—	703,621	*	*
Jeffrey W. Clarke (4)	—	—	—	—	238,898	*	*
David W. Dorman (5)	—	—	—	—	157,306	*	*
Egon Durban	—	—	—	—	—	—	—
William D. Green (6)	—	—	—	—	157,155	*	*
Ellen J. Kullman (7)	—	—	—	—	157,673	*	*
Simon Patterson	—	—	—	—	—	—	—
Richard J. Rothberg	—	—	—	—	72,492	*	*
William F. Scannell	—	—	—	—	227,593	*	*
Lynn M. Vojvodich (8)	—	—	—	—	28,042	*	*
All directors and executive officers as a group (14 persons) (9)	350,834,081	91.3%	—	—	8,400,092	3.0%	47.0%
Other Stockholders:
SLD Trust (10)	32,890,896	8.5%	—	—	—	—	4.3%
SLP Stockholders (11)	—	—	101,685,217	100%	—	—	13.3%
Dodge & Cox (12)	—	—	—	—	37,307,662	13.4%	4.9%
Elliott Investment Management, L.P. (13)	—	—	—	—	24,832,943	8.9%	3.3%
BlackRock, Inc. (14)	—	—	—	—	15,575,594	5.6%	2.0%
The Vanguard Group (15)	—	—	—	—	15,036,372	5.4%	2.0%
_________
*    Less than 1%.
(1)    Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 26, 2021 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.
(2)    The shares of Class A common stock shown as beneficially owned by Mr. Dell do not include 32,890,896 shares of Class A common stock beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.
(3)    The shares of Class C common stock shown as beneficially owned by Mr. Sweet include 681,818 shares of Class C common stock that Mr. Sweet either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2021.
(4)    The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 200,000 shares of Class C common stock held by family trusts of which Mr. Clarke and his spouse serve as co-managing trustees, as to which Mr. Clarke has shared voting power and shared dispositive power.
(5)    The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 138,584 shares of Class C common stock that Mr. Dorman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2021 and 7,115 shares of Class C common stock issuable pursuant to deferred stock units.
(6)    The shares of Class C common stock shown as beneficially owned by Mr. Green include 138,584 shares of Class C common stock that Mr. Green either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2021.
(7)    The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 138,584 shares of Class C common stock that Mrs. Kullman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2021 and 15,901 shares of Class C common stock issuable pursuant to deferred stock units.
(8)    The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich include 24,313 shares of Class C common stock that Ms. Vojvodich either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2021.
(9)    The shares shown as beneficially owned by all directors and executive officers as a group include 1,296,476 shares of Class C common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days of April 26, 2021 and 23,016 shares of Class C common stock issuable to members of the group pursuant to deferred stock units.
(10)    The information concerning the SLD Trust is based on a Schedule 13G/A filed with the SEC on February 13, 2020 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2019, the SLD Trust is the record holder of the 32,890,896 shares of Class A common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 32,890,896 shares of Class A common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Filing Persons is c/o Hexagon Trust Company, One Liberty Lane East, Hampton, New Hampshire 03842.
(11)    The information concerning the SLP stockholders is based on Amendment No. 2 to Schedule 13D filed with the SEC on January 2, 2020, reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 101,685,217 shares of Class B common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 39,047,589 shares of Class B common stock owned of record by SL SPV-2, L.P., 40,084,313 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 589,774 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 21,697,586 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 265,955 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that the managing members of Silver Lake are Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.
(12)    The information concerning Dodge & Cox is based on a Schedule 13G/A filed with the SEC on February 11, 2021. Dodge & Cox reports that, as of December 31, 2020, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 35,512,226 shares and sole dispositive power over 37,307,662 shares and that Dodge & Cox Stock Fund, an investment company registered under the Investment

Company Act of 1940, had an interest in 21,887,280 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.
(13)    The information concerning Elliott Investment Management L.P. (“EIM”) is based on a Schedule 13G/A filed with the SEC on February 16, 2021. EIM reports that, as of December 31, 2020, of the shares of Class C common stock shown as beneficially owned, it had sole voting power and sole dispositive power over 24,832,943 of the shares. EIM further reports that it is the investment manager of each of Elliott Associates, L.P. and Elliott International, L.P. (“Elliott International” and together with Elliott Associates, the “Elliott Funds”) with respect to the shares of Class C common stock held by the Elliott Funds and/or their respective subsidiaries. EIM further reports that the general partner of EIM is Elliott Investment Management GP LLC (“EIM GP”) and that Paul E. Singer is the sole managing member of EIM GP. The address of each of EIM, EIM GP and Mr. Singer is Phillips Point, East Tower, 777 South Flagler Drive, Suite 1000, West Palm Beach, Florida 33401.
(14)    The information concerning BlackRock, Inc. is based on a Schedule 13G filed with the SEC on February 2, 2021. BlackRock, Inc. reports that, as of December 31, 2020, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 13,621,707 shares and sole dispositive power over 15,575,594 shares. BlackRock, Inc. reports that it is the parent holding company of subsidiaries identified in the Schedule 13G/A that hold shares of the Class C common stock reported in the Schedule 13G/A. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(15)    The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 10, 2021. The Vanguard Group reports that, as of December 31, 2020, of the shares of Class C common stock shown as beneficially owned, it had shared voting power over 239,794 shares, sole dispositive power over 14,460,818 shares and shared dispositive power over 575,554. The Vanguard Group reports that it is the parent holding company of subsidiaries identified in the Schedule 13G/A that hold shares of the Class C common stock reported in the Schedule 13G/A. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•    reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 29, 2021;

•    discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•    received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•    based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 29, 2021, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair David W. Dorman Ellen J. Kullman

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications – The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.
Selection and Nomination Process – Whenever a vacancy occurs on the Board of Directors with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.
The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.
The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposals for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”
Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposals for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”
Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after the candidate’s 72nd birthday.

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2022 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.
Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2022 annual meeting without inclusion in the proxy materials.

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 19, 2022. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposals for Consideration at Next Year’s Annual Meeting –
•    Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 22, 2022 and no later than the close of business on March 24, 2022 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

•    Voting by Company’s Proxy Holders on Proposals Presented at Meeting – For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Certain Relationships and Related Transactions
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors as of September 7, 2016, is charged with the responsibility to review and approve or ratify any transactions with related persons. Under our policy, a related person transaction is any transaction, arrangement or relationship (1) in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and (2) that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of

Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•    whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•    whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•    whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•    whether the transaction would present an improper conflict of interest for any director or executive officer.

Related persons referred to in the following description of certain relationships and transactions include the following persons based on their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2021, or their affiliates or other related entities: Michael S. Dell; the MD stockholders (as defined in Annex A to this proxy statement); the SLP stockholders (as defined in Annex A to this proxy statement); Dodge & Cox; affiliates of GIC Private Limited, or the GIC Entities; BlackRock, Inc.; and The Vanguard Group. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 26, 2021 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies. As of December 31, 2020, the GIC Entities reported that they had ceased to beneficially own more than 5% of a class of our outstanding common stock.
Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries.

Transactions with Michael S. Dell and Other Related Persons
Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2021, Dell Technologies paid approximately $0.84 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.
Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2021 totaled approximately $1.6 million.

Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $2.0 million for services and products in Fiscal 2021.
Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $17.3 million for services and products in Fiscal

2021. In addition, Dell Technologies purchases products and services from these entities in the ordinary course of business and reimburses certain expenses under the SLP Stockholders Agreement, as described below. These transactions totaled approximately $68.5 million in Fiscal 2021.

Dodge & Cox purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $4.2 million for services and products in Fiscal 2021.

The GIC Entities purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $4.8 million for services and products in Fiscal 2021.

BlackRock, Inc. and certain of its affiliates purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $17.5 million for services and products in Fiscal 2021.

The Vanguard Group purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $25.2 million for services and products in Fiscal 2021.

Relationships and Transactions Under Stockholder Agreements and Arrangements
In connection with the Company’s Class V transaction, which was completed on December 28, 2018, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited, referred to as Temasek, and the Company’s executive officers, among others. For more information about the Class V transaction, see “Proposal 1 – Election of Directors – Class C Vote for Group IV Director.”
MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to the tag-along rights described below, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board of Directors and its committees and provisions relating to transfers of Dell Technologies securities.
Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees and have specified obligations to vote for director nominees.
The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.

Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.
Under the SLP Stockholders Agreement, if the MD stockholders propose to (1) transfer all or a portion of their DTI securities equal to 10% or more of the then-outstanding common stock to any person (other than their permitted transferees) or (2) enter into a sale or business combination transaction with any person not affiliated with the MD stockholders or Dell Technologies involving the transfer of a majority of the fully-diluted common stock or of the aggregate voting power of the common stock or substantially all of the assets of Dell Technologies and its subsidiaries (subject to specified qualifications and exceptions), the SLP stockholders may exercise tag-along rights to sell their DTI securities on the same terms, conditions and price as the MD stockholders, subject to certain limitations. The tag-along rights were specified to expire on the earlier to occur of (a) 18 months after the completion of the Class V transaction and (b) such date as the MD stockholders no longer beneficially own common stock representing a majority of the common stock beneficially owned by them immediately following the closing of Dell Inc.’s going-private transaction on October 29, 2013. As result, no such rights remained in effect for any period after June 28, 2020.

The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (as defined in Annex A to this proxy statement) (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, or the SLP stockholders, under the SLP Stockholders Agreement. Further, Dell Technologies has agreed, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control of or ability to influence, Dell Technologies.
Under the MD Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse the ongoing reasonable out-of-pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates. In Fiscal 2021, Dell Inc. paid directly or reimbursed a total of $0.7 million of costs and expenses incurred by the MD stockholders or their affiliates pursuant to the MD Stockholders Agreement.

Under the SLP Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse (1) the ongoing reasonable out-of-pocket costs and expenses incurred by the SLP stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out-of-pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that the Company has requested such personnel and/or employees to provide such services to the Company, and (3) the costs and expenses for such “value creation” personnel and/or employees.

Amended Registration Rights Agreement – Before the Class V transaction, Dell Technologies was a party to an Amended and Restated Registration Rights Agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders (as defined in Annex A to this proxy statement), the SLP stockholders, Temasek and the management stockholders party thereto, referred to as the Registration Rights Agreement. The Registration Rights Agreement provided that the stockholder parties thereto, their affiliates and certain of their transferees had the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. The Registration Rights Agreement required that, if requested by the managing underwriter or underwriters in an underwritten offering, each of Dell Technologies and each stockholder party thereto would agree, and Dell Technologies would cause its executive officers to agree, during the period beginning seven days before the effective date of Dell Technologies’ registration statement filed in connection with an IPO (as defined in the agreement), and ending 180 days thereafter, not to offer, sell, pledge, transfer, loan, grant any option to purchase or short sell, or otherwise dispose of, any securities of Dell Technologies or securities convertible or exchangeable into such securities.
Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Registration Rights Agreement with the MD stockholders, the MSD Partners stockholders, the SLP stockholders, Temasek and the management stockholders parties thereto, referred to as the Amended Registration Rights Agreement, which amended and restated the Registration Rights Agreement. Under the Amended Registration Rights Agreement, the completion of the Class V transaction is treated as an IPO for which a lock-up of securities is requested or required. As a result, the parties thereto were subject to the transfer restrictions described in the preceding paragraph for 180 days following the completion of the Class V transaction, subject to the exceptions set forth in the Amended Registration Rights Agreement. Dell Technologies and the parties to the Amended Registration Rights Agreement have entered into amendments to the Amended Registration Rights Agreement to extend the deadline, most recently to June 30, 2021, by which Dell Technologies is required, under certain circumstances and subject to certain restrictions, to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) held by specified stockholder parties. Under the Amended Registration Rights Agreement, as amended in December 2020, the deadline may be extended for additional periods of up to three months each upon the written consent of the Company and the SLP stockholders.

Amended Management Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Management Stockholders Agreement, referred to as the Amended Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto, which amended and restated the Amended and Restated Management Stockholders Agreement, dated as of September 7, 2016, by and among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the management stockholders, referred to as the Management Stockholders Agreement.
Under the Amended Management Stockholders Agreement, the transfer restrictions applicable to the management stockholders under the Management Stockholders Agreement were amended to enable such parties, following the 180-day period after the completion of the Class V transaction, to sell shares of common stock, subject to certain volume limitations. Such transfer restrictions, along with the specified sale (put) rights, were specified to terminate after 18 months following the end of the lock-up period or earlier upon consummation of any underwritten registered offering of shares of Class C common stock (subject to any applicable underwriter lock-up). As result, no such limitations remained in effect for any period after June 28, 2020. Equity awards granted after the completion of the Class V transaction were not subject to such transfer restrictions, but rather to the terms of such awards.
Amended Class C Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into an Amended and Restated Class C Stockholders Agreement with the MD stockholders, the SLP stockholders and Temasek, referred to as the Amended Class C Stockholders Agreement, which amended and restated the Class C Stockholders Agreement, dated as of September 7, 2016, among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and Temasek, referred to as the Class C Stockholders Agreement.
Under the Amended Class C Stockholders Agreement, the Existing Class C Stockholders’ tag-along rights with respect to a transfer of DTI securities by the MD stockholders were specified to survive for up to 18 months following the completion of the Class V transaction, solely in respect of a transfer of DTI securities by the MD stockholders equal to 10% or more of the then-outstanding common stock. As result, no such rights remained in effect for any period after June 28, 2020. Further, the Existing Class C Stockholders were subject to provisions restricting the transfer of DTI securities held by them, subject to certain exceptions, for 180 days following the completion of the Class V transaction. Although the Class C Stockholders Agreement would not have prohibited Temasek from making transfers of Class C common stock in accordance with the terms and conditions of the agreement after October 29, 2018, subject to the MD stockholders’ right of first offer before the end of the lock-up period, the Amended Class C Stockholders Agreement prohibited Temasek from making transfers of Class C common stock during the full 180-day lock-up period following the completion of the Class V transaction and eliminated the MD stockholders’ right of first offer. During such 180-day period, any waiver of such transfer restrictions would have required the consent of Dell Technologies, with the approval of the Special Committee of the Board of Directors formed to evaluate the Class V transaction and other potential alternatives solely on behalf of, and solely in the interests of, the holders of Class V common stock, which we refer to as the Special Committee.

Amended Class A Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Class A Stockholders Agreement, referred to as the Amended Class A Stockholders Agreement, with the MD stockholders, the SLP stockholders and certain holders of Class A common stock, referred to as the New Class A Stockholders, representing less than 1% of the outstanding common stock, which amended and restated the First Amended and Restated Class A Stockholders Agreement, dated as of September 7, 2016, among Dell Technologies, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the New Class A Stockholders, referred to as the Class A Stockholders Agreement. The Class A Stockholders Agreement provided for certain transfer restrictions and other rights and obligations of the New Class A Stockholders with respect to the DTI securities held by them.
The Amended Class A Stockholders Agreement terminated the tag-along and drag-along provisions of the Class A Stockholders Agreement and terminated substantive restrictions on transfers of DTI securities by the New Class A Stockholders under that agreement following the 180-day period after the completion of the Class V transaction. During such 180-day period, any waiver of such transfer restrictions would have required the consent of Dell Technologies, with the approval of the Special Committee.

Code of Ethics for Senior Financial Officers

Dell Technologies maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct referred to below. We will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section in the circumstances and within the time period required under SEC rules.
In addition, Dell Technologies maintains a Code of Conduct that is applicable to all of our employees and officers worldwide and to our Board of Directors. A copy of the Code of Conduct is available on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2021 or Notice of Internet Availability of Proxy for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•    E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•    Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•    Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2021, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:
•    E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•    Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•    Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

 Annex A
Selected Definitions
A reference in this proxy statement to:
•“Dell Technologies Certificate” means the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies.
•“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.
•“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.
•“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to which any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

A-1

Annex B
Reconciliation of Non-GAAP Financial Measures
(in billions)

Fiscal Year Ended January 29, 2021
Net revenue	$94.2
Non-GAAP adjustments:
Impact of purchase accounting (a)	0.2
Non-GAAP net revenue	$94.4

Operating income	$5.1
Non-GAAP adjustments:
Amortization of intangibles	3.4
Impact of purchase accounting (a)	0.2
Transaction-related expenses (b)	0.3
Stock-based compensation expense	1.6
Other corporate expenses (c)	0.2
Non-GAAP operating income	$10.8

Net income	$3.5
Non-GAAP adjustments:
Amortization of intangibles	3.4
Impact of purchase accounting (a)	0.2
Transaction-related expenses (b)	(0.2)
Stock-based compensation expense	1.6
Other corporate expenses (c)	0.1
Fair value adjustments on equity investments	(0.6)
Aggregate adjustment for income taxes	(1.2)
Non-GAAP net income	$6.8
__________
(a)    Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.
(b)    Transaction-related expenses consist of acquisition, integration, and divestiture related costs.
(c)    Other corporate expenses consist of severance, facility action, and other costs as well as derecognition of a previously accrued litigation loss.

B-1

May 2021
Dear stockholders, customers, partners and friends,
As I write this year’s letter, we are still battling the COVID-19 virus in communities and countries around the world. The rapid development of vaccines has given us a light at the end of the tunnel, but there is still a long way to go. Through it all, I’ve been grateful for the role Dell Technologies has played in serving our customers and in helping to keep our society and our economy running.
In Fiscal Year 2021, we faced challenges like never before and I’m pleased to report that our Dell Technologies team executed and delivered results for all of you like never before. Our strategy for long-term value creation remains the right one, as you can see from our results:

• Record revenue of $94.2 billion
• Record cash flow from operations of $11.4 billion
• Paid down $5.5 billion in core debt
• Ended the year with $15.8 billion total cash and investments

Through the year, we prioritized the health and safety of our team members and their families. I’m proud of how our Dell team members adapted and kept their focus, deepening our customer and partner relationships as digital transformation accelerated. In the midst of adapting to new ways of living, learning and working, we delivered new innovations in hybrid cloud, edge infrastructure, storage, servers, PCs and services. Our midrange storage business returned to growth, and PowerStore became the fastest growing new architecture we have released. With the launch of APEX, we’re offering the ease and scale of cloud delivered as-a-Service. We are integrating and innovating our own leading capabilities with VMware and across our ecosystem to develop the highly automated, intelligent infrastructure for the Data Era.
All of this was made possible because of the company culture we have built over 37 years, the big goals we set for ourselves, and our determination to strive for them every day. This was never more important than in this past year. We listened to our team members to understand their concerns and how we can do better. We took concrete steps to be part of the solutions that will drive our society forward. It is through our scale and technology – backed by our incredible talent - that we drive business growth, create long-term value for all our stakeholders and drive a positive impact in the world.

When it comes to leading in environmental, social, and governance (ESG), we marry who we are with what we do. We take this opportunity and responsibility seriously, making effective governance and transparency an essential part of our ESG strategy.

Our Social Impact Plan for 2030 serves as an important tool to drive measurable change and ensure we win the right way with key performance indicators in four areas:
• Advancing sustainability – we recently announced a new commitment to achieve net zero greenhouse gas (GHG) emissions across scopes 1, 2 and 3 by 2050.
• Cultivating inclusion – last year we promoted underrepresented minorities and women at a higher rate than current representation, accelerating our pipeline for leadership. Additionally, we instituted a talent acquisition policy aimed at ensuring that at least one candidate from an underrepresented ethnicity or gender is included in external candidate interview slates, including at the executive officer level.
• Transforming lives – with the Government of India’s Ministry of Health and Family Welfare and Tata Trusts, we continue to grow Digital LifeCare – a technology platform for screening and managing noncommunicable diseases and ultimately serving as digital rails to support all future primary health care programs. To date, 100 million people have enrolled.
• Upholding ethics and privacy – we launched our privacy trust center for registered Dell My Account users to be able to easily manage their data. This self-service center allows users to access and delete their data and deactivate and re-activate their My Account when they no longer want to access their data.

Looking ahead, we will continue our focus on delivering long-term value, including through the recently announced spin-off of our equity ownership of VMware. As part of this transaction, Dell Technologies and VMware will retain a strong commercial agreement that is unique and differentiated, preserving our relationship while allowing strategic flexibility for both companies. Our joint momentum in road maps and innovation and in sales and support are full steam ahead. We believe deeply in the better-together power of these two great companies as the foundation for the digital future. With this announcement, we will be even stronger. By simplifying our ownership and capital structures, we will unlock shareholder value and unlock new opportunities to serve our customers by innovating and investing in our companies and across our ecosystems.

It is my honor to spend a great deal of my time with our customers, and everyone is eager to put the pandemic behind us. However, we have also seen the possibilities of a more digital, equitable and sustainable future, and we are not going backwards. We used to go to school, to work, to entertainment, to shop. Now everything comes to us, wherever we are. The economy and our society move on data highways. New infrastructure investments are needed to support all this activity, and Dell Technologies stands ready to capture our share of the opportunities ahead. We were there for our customers when they needed us during times of crisis. Now they are turning to us as their strategic partner to build on last year’s investments and accelerate their digital future. This creates huge opportunity for our customers, team members, communities and shareholders.

I am incredibly excited for our data-fueled future and for the amazing role Dell Technologies will play.

Michael S. Dell

Chairman of the Board and Chief Executive Officer

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2021

You may attend the Meeting on Tuesday, June 22, 2021, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2021 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
D48572-Z79805	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 28, 2022						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

D48573-Z79805

CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 22, 2021, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 22, 2021 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2021

You may attend the Meeting on Tuesday, June 22, 2021, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2021 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
D48574-Z79805	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 28, 2022						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

D48575-Z79805

CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 22, 2021, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 22, 2021 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Monday, June 21, 2021. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2021

You may attend the Meeting on Tuesday, June 22, 2021, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2021 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
D48576-P55689	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees and the Group IV nominee listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
Election of Group IV Director
Nominee:
07) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 28, 2022						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

D48577-P55689

CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 22, 2021, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 22, 2021 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)